UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HANMI FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026

Notice of
Annual Meeting
and Proxy
Statement

A MESSAGE TO OUR STOCKHOLDERS

Dear Fellow Stockholders,

Thank you for your continued investment in Hanmi Financial Corporation. On behalf of the Board of Directors and the management team, we are pleased to invite you to attend the 2026 Annual Meeting of Stockholders, which will be held virtually on Wednesday, May 27, 2026 at 10:30 a.m., Pacific Time.

Consistent Performance Through Strong Execution

Hanmi Bank continues to grow by staying true to a relationship-based banking model that puts our customers first. That consistency has helped us establish ourselves as a trusted financial partner to customers across nine states from coast to coast in the U.S. This deeply ingrained tenet continued to shape our performance in 2025 as we advanced our strategy amid changing market conditions.

2025 was another year of evolving macroeconomic conditions that, at times, created varying degrees of uncertainty. Yet our teams remained focused on the factors within our control and on helping our customers navigate the dynamic environment and its impact on their lives and their businesses. As a result, we delivered another year of strong performance for our stakeholders. We executed well on our strategic priorities, strengthened our balance sheet, and advanced key initiatives that position Hanmi for continued growth.

2025 Performance Highlights

Our performance in 2025 reflected steady progress across our core financial and strategic priorities. For the year, we generated a total stockholder return of 19.6%, while the KBW Nasdaq Regional Bank Index and the S&P Small Cap 600 Commercial Bank Index returned 3.3% and 4.6%, respectively. Key highlights for the full year include:

•
Net income of $76.1 million, or $2.51 per diluted share, representing a 22% increase from the prior year.
•
Solid loan growth of 5%, or $312 million, driven by strong production across Commercial & Industrial (C&I), Residential, and Small Business Administration (SBA) lending.
•
Net interest margin expansion of 37 basis points, reflecting our effective management of funding costs and higher average loan balances.
•
Deposit growth of 3.8%, supported by a stable mix of noninterest-bearing deposits, which was approximately 30% of total deposits at year end.
•
Excellent asset quality, supported by disciplined underwriting, proactive portfolio management, and strong credit administration.
•
Total capital returned to stockholders of $42 million, including $33 million in dividends and $9 million in share repurchases.

Following a year of strong earnings growth and disciplined execution, in January 2026, we increased our quarterly dividend by 4% to $0.28 per share. In addition, we announced the expansion of our existing share repurchase authorization by 1.5 million shares to approximately 2.3 million shares of common stock in the aggregate. These actions reflect the Board’s confidence in Hanmi’s financial strength, outlook and commitment to enhancing stockholder returns.

Advancing Our Strategic Growth Initiatives

In 2025, we made meaningful progress in diversifying our loan portfolio, strengthening existing customer relationships, and expanding our reach into new multi-ethnic communities. Loan production increased 36% for the year, driven by investments we made in our banking teams and our focus on high-quality opportunities.

C&I lending continued to be a strategic priority, with our C&I portfolio expanding 25% year over year. At the same time, we again reduced our commercial real estate exposure as a percentage of total loans, reinforcing our commitment to balanced and disciplined growth.

We further expanded our reach with the opening of our first full-service branch in Georgia. Located in Duluth, less than 30 miles outside of Atlanta, this new branch is well positioned to serve the growing number of multi-ethnic businesses in the area. Georgia remains a key hub for foreign business investment and expansion. In recent years, Korean companies announced over $10 billion in new investments and the creation of more than 12,600 jobs across the state, according to the Office of the Governor. Our Duluth team has enjoyed a strong start in attracting new customers, providing support for local businesses and individuals, and contributing to the economic vitality of this region.

Our Corporate Korea (USKC) initiative translated into measurable growth in both relationships and deposits, reinforcing its strategic importance to the Hanmi franchise. Throughout the year, we added new relationships and expanded existing ones across key industries, including manufacturing, automotive supply, and clean energy. At year end, USKC deposits exceeded $1 billion, reflecting the strength of these relationships and the value of our specialized capabilities. Our Representative Office in Seoul, which marked its first full year of operation, played a meaningful role in allowing us to expand outreach to Korean companies seeking to establish or grow their U.S. presence.

Our Commitment to Continuous Improvement

Our success is made possible by the dedication and expertise of our team members. In 2025, we made additional investments in talent across our organization, particularly within the C&I and SBA banking teams, to support growth and enhance service for our customers. We also continued to invest in technology initiatives to enhance the customer experience, improve efficiency, and support the bank's long-term growth. We remain committed to investing in capabilities that make banking easier, safer, and more efficient for both customers and our teams, while supporting scalable growth across the Hanmi franchise.

Extending Hanmi’s enduring impact in the communities we serve, we have significantly increased both the number of loans made and total investment committed from the prior year. We originated 460 small business and community development loans in 2025 totaling $347 million, an increase of more than 32%. This included $173 million dedicated to affordable housing, community development, and economic growth, a 44% increase over the prior year. In addition, our team members volunteered more than 2,000 hours in community service for the third consecutive year, and Hanmi contributed more than $460,000 in donations, including Community Reinvestment Act (CRA) contributions. In 2025, we also supported our communities with 133 mortgage loans totaling $77 million for low to moderate income households.

Looking Ahead

As we move into 2026, we are focused on fueling this momentum into continued progress across growth, profitability, and stockholder returns. We will continue to pursue disciplined loan and deposit growth, maintain strong asset quality, manage expenses prudently, and support our customers as they pursue their financial dreams. Our relationship-based model, strong capital position, and experienced team will carry us forward into our next chapter of growth.

We look forward to welcoming you to our 2026 Annual Meeting of Stockholders. Details of the business to be conducted and how to participate are provided in this proxy statement and the accompanying materials. Your vote is important to us. We encourage you to read more about Hanmi’s corporate governance practices and vote promptly to ensure your shares are represented at the meeting.

Thank you for your continued trust and support. We are honored to serve you and look forward to another year of growth and progress together.

Sincerely,
John J. Ahn	Bonita I. Lee
Chairman of the Board	President and Chief Executive Officer

HANMI FINANCIAL CORPORATION

900 Wilshire Boulevard, Suite 1250

Los Angeles, California 90017

(213) 382-2200

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON MAY 27, 2026

TO THE STOCKHOLDERS OF HANMI FINANCIAL CORPORATION:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Hanmi Financial Corporation (“Hanmi,” the “Company,” “we,” “us” or “our”) will be held virtually, via live webcast, on Wednesday, May 27, 2026 at 10:30 a.m., Pacific Time, for the following purposes:

1.
To elect eleven (11) directors to serve for terms expiring at the 2027 Annual Meeting of Stockholders and until their successors are elected and qualified;
2.
To provide a non-binding advisory vote to approve the compensation of our Named Executive Officers (“Say-on-Pay” vote);
3.
To approve the Hanmi Financial Corporation 2026 Employee Stock Purchase Plan (the “ESPP”);
4.
To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
5.
To consider any other business properly brought before the meeting.

Please note that this year’s meeting will be virtual. You will not be able to attend the Annual Meeting in person. A live webcast of the Annual Meeting will be available. Registration is required online at www.proxydocs.com/HAFC. Whether or not you plan to attend virtually, your vote is important and we encourage you to vote promptly by mail, telephone or via the Internet. If you attend the Annual Meeting virtually, you may vote online during the Annual Meeting.

By Order of Our Board of Directors,

John J. Ahn

Chairman of the Board

Los Angeles, California

April 15, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2026:

This Proxy Statement and the 2025 Annual Report on Form 10-K are available electronically at

www.hanmi.com by clicking on “Investor Relations” and then “Proxy Materials.”

VIRTUAL ANNUAL MEETING

The Annual Meeting will be held in a virtual-only meeting format, via live webcast that will provide stockholders of record and beneficial owners as of the close of business on April 1, 2026, the record date, with the ability to participate in the Annual Meeting, vote their shares electronically at the Annual Meeting via the virtual-only meeting platform, and submit questions.

BENEFITS OF A VIRTUAL ANNUAL MEETING

The virtual-only meeting format will give stockholders the opportunity to exercise the same rights as if they had attended an in-person meeting while enhancing stockholder access and encouraging participation and communication with our Board of Directors and management.

A virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully and equally, and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location.

ATTENDANCE AT THE VIRTUAL ANNUAL MEETING

Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on April 1, 2026, the record date, may attend and participate in the Annual Meeting, including voting and asking questions during the virtual Annual Meeting. You will not be able to attend the Annual Meeting physically in person.

In order to attend the Annual Meeting, you must register at www.proxydocs.com/HAFC. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you to access the Annual Meeting and to vote and submit questions during the Annual Meeting.

As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.

On May 27, 2026, the day of the Annual Meeting, stockholders may begin to log in to the live webcast 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 10:30 a.m., Pacific Time.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the live webcast, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.

QUESTIONS AT THE VIRTUAL ANNUAL MEETING

Our virtual Annual Meeting will allow stockholders to submit questions before the live webcast, to be addressed during a designated question and answer period at the Annual Meeting. We will answer as many stockholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business, or that contain inappropriate or derogatory references. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

PLEASE NOTE YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON.

PROXY STATEMENT SUMMARY	1	PROPOSAL NO. 2 NON-BINDING ADVISORY
Matters to be Considered and Vote		VOTE TO APPROVE EXECUTIVE
Recommendation	1	COMPENSATION (“SAY-ON-PAY” VOTE)	49
Questions and Answers About These Proxy		Voting and Effect of Vote	49

Materials and the Annual Meeting	2	Board Recommendation	49

CORPORATE GOVERNANCE AND BOARD MATTERS	5	PROPOSAL NO. 3 APPROVAL OF THE 2026
Corporate Governance	5	EMPLOYEE STOCK PURCHASE PLAN	50
Director Independence	6	Voting and Effect of Vote	54
Board Meetings and Committees	6	Board Recommendation	54
Board Leadership Structure	7	PROPOSAL NO. 4 RATIFICATION OF THE

Board’s Role in Risk Oversight	8	APPOINTMENT OF THE INDEPENDENT

Consideration of Director Nominees	9	REGISTERED PUBLIC ACCOUNTING FIRM	55

Communications with the Board	11	Voting and Effect of Vote	55

Director Compensation	11	Board Recommendation	55

Non-Employee Director Compensation Policy	12	AUDIT AND NON-AUDIT FEES	56

Director Stock Ownership Guidelines	12	Fee Information	56

PROPOSAL NO. 1 ELECTION OF DIRECTORS	13	Audit Committee Pre-Approval Policies and

Board of Directors and Nominees	13	Procedures	56

EXECUTIVE OFFICERS	18	AUDIT COMMITTEE REPORT	57

EXECUTIVE COMPENSATION	20	CERTAIN RELATIONSHIPS AND RELATED

Compensation Discussion and Analysis	20	TRANSACTIONS	58

Tax Deductibility of Executive Officer Compensation	32	Review, Approval or Ratification of
Compensation and Human Resources Committee		Transactions with Related Persons	58

Report	33	Transactions with Related Persons	58

Summary Compensation Table	33	BENEFICIAL OWNERSHIP OF PRINCIPAL

Grants of Plan-Based Awards	34	STOCKHOLDERS AND MANAGEMENT	59

Employment and Change in Control Agreements	35	Ownership of Securities	59

Outstanding Equity Awards at Fiscal Year End	38	Delinquent Section 16(a) Reports	60

Option Exercises and Stock Vested	39	OTHER MATTERS	61
Potential Payments upon Termination of		STOCKHOLDER PROPOSALS FOR THE 2027

Employment or Change in Control	40	ANNUAL MEETING	61

CEO Pay Ratio	43	AVAILABILITY OF FORM 10-K	61

Pay versus Performance	44	WHERE YOU CAN FIND MORE INFORMATION	61

		HANMI FINANCIAL CORPORATION 2026
		EMPLOYEE STOCK PURCHASE PLAN	A-1

Annual Meeting Proxy Statement 2026

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 27, 2026

The Board of Directors (the “Board”) of Hanmi Financial Corporation is soliciting your proxy for use at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on Wednesday, May 27, 2026 at 10:30 a.m., Pacific Time, and at any adjournments or postponements thereof.

PROXY STATEMENT SUMMARY

MATTERS TO BE CONSIDERED AND VOTE RECOMMENDATION

We are asking stockholders to vote on the following matters at the Annual Meeting of Stockholders:

Proposal	Our Board’s Recommendation

Item 1. Election of Directors (page 13)

The Board believes that the eleven (11) director nominees possess the necessary qualifications to provide effective oversight of the Company’s business and quality advice and counsel to our management.

“FOR” each Director Nominee

Item 2. Advisory Vote to Approve Executive Compensation (“Say-on-Pay” Vote) (page 50)

The Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its Named Executive Officers (“NEOs”) as described in the Compensation Discussion and Analysis and Executive Compensation sections beginning on page 20. Your vote is advisory. Thus it will not be binding upon our Board and may not be construed as overruling any decision by our Board. However, the Compensation and Human Resources Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

“FOR”

Item 3. Approval of the 2026 Employee Stock Purchase Plan (page 51)

The Company seeks approval of the Hanmi Financial Corporation 2026 Employee Stock Purchase Plan (the “ESPP”), described under Proposal No. 3, Approval of the Hanmi Financial Corporation 2026 Employee Stock Purchase Plan section beginning on page 51, and as attached in its entirety as Annex A to this Proxy Statement. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code and is designed to provide eligible employees with the opportunity to purchase shares of our common stock at favorable prices, further aligning employees’ interests with those of our stockholders.

“FOR”

Item 4. Ratification of Auditors (page 56)

The Audit Committee and the Board believe that the continued retention of Crowe LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026 is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent registered public accounting firm. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Crowe LLP. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

“FOR”

Annual Meeting Proxy Statement 2026 1

PROXY STATEMENT SUMMARY

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why did I receive this Proxy Statement?

A:

You received this Proxy Statement and the enclosed proxy card because we are soliciting your vote at the Annual Meeting. As a stockholder of record of our common stock, you are invited to virtually attend the Annual Meeting, and are entitled and requested to vote on the proposals described in this Proxy Statement. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card by mail. You may also vote by telephone or via the Internet.

This Proxy Statement, notice of the Annual Meeting, and the enclosed proxy card were posted on the Investors Relations page of www.hanmi.com on or about April 15, 2026.

Q:	Who is entitled to vote and how many votes do I have?

A:

All stockholders of our common stock as of the close of business on April 1, 2026, and only those stockholders, will be entitled to vote at the Annual Meeting. You have one vote for each share of our common stock you owned as of the close of business on the record date.

Q:	How many shares are eligible to be voted?

A:

As of April 1, 2026, 29,752,973 shares of our common stock were outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each matter to be voted on at the Annual Meeting.

Q:	What is the difference between holding shares as a “record” holder and in “street name”?

A:	•

Record Holders: If your shares of common stock are registered directly in your name on our stock records, you are considered the stockholder of record, or the “record holder” of those shares. As the record holder, you have the right to vote your shares online at the virtual Annual Meeting or by proxy.

•

Street Name Holders: If your shares of common stock are held in an account at a brokerage firm, bank, or other similar entity, then you are the beneficial owner of shares held in “street name.” The entity holding your account is considered the record holder for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct this entity on how to vote the shares held in your account. However, as described below, you may not vote these shares online at the virtual Annual Meeting unless you obtain a legal proxy from the entity that holds your shares giving you the right to vote the shares online at the virtual Annual Meeting.

Q:	What is a broker non-vote?

A:

Current regulations restrict the ability of your brokerage firm, bank or similar entity to vote your shares, on the election of directors and certain other matters, on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, for the advisory vote regarding the compensation of our NEOs or for the 2026 Employee Stock Purchase Plan, no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, continue to have discretion to vote any shares for which you do not provide instructions on how to vote on the ratification of the appointment of our independent registered public accounting firm (Proposal 4 of this Proxy Statement).

Q:	What is the required quorum at the Annual Meeting?

A:

A quorum for the transaction of business at the Annual Meeting requires the presence, online or by proxy, of the holders of a majority of all shares entitled to vote at a meeting of stockholders. Abstentions and broker non-votes are treated as being present for purposes of establishing a quorum.

2 Annual Meeting Proxy Statement 2026

PROXY STATEMENT SUMMARY

Q:	What vote is required to approve each proposal at the Annual Meeting?

A:	1.

Election of Directors. Directors are elected by a majority of votes cast in uncontested elections. In order to be elected to the Board, the votes cast “for” the nominee must exceed the number of votes cast “against” the nominee.

2.

Advisory Vote on the Compensation of our NEOs (the “Say-on-Pay” vote). Approval, on an advisory basis, of the compensation of our NEOs requires the affirmative vote of a majority of the shares present online or represented by proxy.

3.

Approval of 2026 Employee Stock Purchase Plan (the “ESPP”). Approval of the Hanmi Financial Corporation 2026 Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares present online or represented by proxy.

4.

Ratification of Selection of Auditors. Ratification of the selection of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the shares present online or represented by proxy.

Q:	What is the effect of broker non-votes and abstentions?

A:

Abstentions and broker non-votes will be counted for determining a quorum. Your broker, however, will not be entitled to vote without your instruction on the election of directors, the advisory (non-binding) proposal to approve the compensation of our NEOs, and the Hanmi Financial Corporation 2026 Employee Stock Purchase Plan (the “ESPP”).

Your broker will be authorized to vote your shares on the ratification of our independent registered public accounting firm even if it does not receive instructions from you, and accordingly, broker non-votes will have no effect on this proposal.

Abstentions and broker non-votes will have no effect on the election of directors in Proposal 1. Abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal 2 for the advisory (non-binding) vote to approve the compensation of NEOs and “AGAINST” Proposal 3 for the ESPP. Abstentions will have the effect of a vote “AGAINST” the ratification of our independent registered public accounting firm in Proposal 4.

Q:	How can I vote my shares?

A:

If you hold your shares of common stock in your own name and not through a broker or another nominee, you may vote your shares of common stock by the following methods, subject to compliance with the applicable cutoff times and deadlines described below:

By Internet

You can vote via the Internet using the internet address printed on your proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Pacific Time, on May 26, 2026. If you vote via the Internet, you do not need to return your proxy card.

By Telephone

You can vote by dialing the toll-free number printed on your proxy card. Telephone voting is available 24 hours a day until 11:59 p.m., Pacific Time, on May 26, 2026. If you vote by telephone, you do not need to return your proxy card.

By Mail You can vote by mail by signing, dating and returning the proxy card in the postage-paid envelope provided to you. Proxy cards sent by mail must be received by May 26, 2026.

In Person

By attending the Annual Meeting virtually and voting through www.proxydocs.com/HAFC. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your Notice or proxy card.

Annual Meeting Proxy Statement 2026 3

PROXY STATEMENT SUMMARY

Whichever of these methods you select to transmit your instructions, the proxy holder will vote your shares of common stock in accordance with your instructions. If you give a proxy without voting instructions, your proxy will be voted by the proxy holder “FOR” each of the director nominees named in this Proxy Statement, “FOR” the approval, on an advisory basis, of the compensation of our NEOs, “FOR” the approval of the ESPP, and “FOR” the ratification of our independent registered public accounting firm, and at the proxy holders’ discretion on such other matters, if any, as may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting).

Q:	Can I change or revoke my vote after I return my proxy card?

A:

You may revoke a proxy at any time before the vote is taken at the Annual Meeting by advising our Corporate Secretary in writing before the vote at the Annual Meeting is taken, by submitting a properly executed proxy of a later date by mail, telephone or via the Internet, or by attending the Annual Meeting virtually and voting online. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy. Any filing with the Corporate Secretary should be addressed to Hanmi Financial Corporation, 900 Wilshire Boulevard, Suite 1250, Los Angeles, California 90017.

Q:	How do I attend the virtual Annual Meeting?

A:

We have determined that the Annual Meeting will again be held solely in a virtual meeting format via the Internet. You will be able to attend and participate in the Annual Meeting online by visiting and registering at www.proxydocs.com/HAFC. See Virtual Annual Meeting above for further information.

Q:	How will proxies be solicited?

A:

In addition to soliciting proxies by mail, our officers, directors, and employees, without receiving any additional compensation, may solicit proxies by telephone, in person, or by other means. Arrangements may also be made with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the beneficial owners of our common stock held of record by such persons, and we will reimburse such brokerage firms, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Q:	Will any other matters be considered at the Annual Meeting?

A:

We are not aware of any matter to be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. If other matters are properly presented at the Annual Meeting, then the person named as a proxy will have the authority to vote all properly executed proxies in accordance with the direction of our Board, or, if no such direction is given, in accordance with the judgment of the person holding such proxies on any such matter, including any proposal to adjourn or postpone the Annual Meeting.

Q:	Are there any rules regarding admission to the Annual Meeting?

A:

Yes. You are entitled to attend the Annual Meeting only if you were a stockholder as of the record date, or you hold a valid legal proxy naming you to act for one of our stockholders on the record date. To attend the live webcast, please follow the directions regarding registering online at www.proxydocs.com/HAFC.

Q:	Is my vote confidential?

A:	Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements or to allow for the tabulation and certification of the vote.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will disclose voting results on a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

4 Annual Meeting Proxy Statement 2026

CORPORATE GOVERNANCE AND BOARD MATTERS

The following table provides summary information about our directors as of April 1, 2026.

				Committee Memberships
Name	Age	Director Since	Principal Occupation	A	CHR	NCG	RCP

John J. Ahn* (Chairman)	61	2014	CEO of WhiteHawk Capital Partners

Christine P. Ball*	68	2025	Retired (former Deputy Chief Credit Officer of City National Bank)

Christie K. Chu*	61	2015	President & CEO of CKC Accountancy Corporation

Harry H. Chung*FE	56	2016	Chief Operating Officer & Chief Financial Officer of WhiteHawk Capital Partners

Bonita I. Lee	63	2019	President & CEO of Hanmi and Hanmi Bank

Gloria J. Lee*	48	2021	Client Relations Partner of Rutan & Tucker

James A. Marasco*	65	2024	Retired (former Senior Managing Director of Wells Fargo Capital Finance)
Daniel J. Medici*	59	2025	Retired (former Senior BIT Lead Expert Risk Specialist, Office of the Comptroller of Currency)

David L. Rosenblum*FE (Vice Chairman)	73	2014	Retired (former Senior Principal of Deloitte Consulting LLP)

Thomas J. Williams*	63	2016	Retired (former Senior Vice President & Chief Risk Officer of BofI Federal Bank)

Michael M. Yang*(1)	64	2016	Founder & CEO of Michael Yang Capital Management, LLC

Gideon Yu*	55	2021	Co-owner & Former President of San Francisco 49ers

Chairperson    Member

Committees: A = Audit; CHR = Compensation and Human Resources; NCG = Nominating and Corporate Governance;

RCP = Risk, Compliance and Planning

* = Independent Director; FE = Audit Committee Financial Expert

(1) Mr. Yang will not be seeking another term of office, and therefore, will cease being a director at the Annual Meeting.

CORPORATE GOVERNANCE

Hanmi is committed to sound corporate governance principles and maintains formal Corporate Governance Guidelines and a Code of Business Conduct and Ethics for employees, executive officers and directors. The Corporate Governance Guidelines, the Code of Business Conduct and Ethics and other governance documents are available through Hanmi’s website at www.hanmi.com on the “Investor Relations” page. Any amendments or waivers applicable to an executive officer or director to the Code of Business Conduct and Ethics will also be posted on Hanmi’s website.

Corporate Sustainability Matters

The Nominating and Corporate Governance (“NCG”) Committee has primary oversight of our efforts to be a responsible corporate citizen in our communities. In order to address opportunities and challenges arising from corporate sustainability matters, the NCG Committee maintains an interdisciplinary subcommittee of directors and officers to discuss how Hanmi directly impacts our stakeholders – our valued employees, customers, and communities. The Corporate Sustainability Subcommittee publishes an annual update on Corporate Sustainability, available on our website under the “Investor

Annual Meeting Proxy Statement 2026 5

CORPORATE GOVERNANCE AND BOARD MATTERS

Relations” page, which seeks to provide insight into our continuing efforts to stand in partnership with our various stakeholders. In 2025, we adopted a Corporate Sustainability Code as a guide for high ethical standards for our business, people, and communities.

DIRECTOR INDEPENDENCE

Our common stock is listed on the Nasdaq Global Select Market (“Nasdaq”). Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq requires that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees must be independent. Under these rules, a director is independent only if the board of directors of a company makes an affirmative determination that the director has no material relationship with the company that would impair his or her independence.

Our Board has reviewed the independence of each director in accordance with Nasdaq rules and the requirements of the SEC. Based on this review, our Board has determined that all of our directors are independent under the applicable listing standards of Nasdaq, except for Bonita I. Lee, our President and Chief Executive Officer. In making this determination, our Board considered whether there were any relationships that each non-employee director had with us and all other facts and circumstances that the Board deemed relevant in determining their independence.

BOARD MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2025, our Board held nine (9) joint board meetings with the Board of Hanmi Bank (the “Bank”), the wholly-owned subsidiary of Hanmi. All Board members were present for more than 75% of the aggregate number of meetings of our Board and the committees on which he or she served, with the exception of Gideon Yu. Hanmi’s policy is to encourage all directors to attend all Annual and Special Meetings of Stockholders. Hanmi’s 2025 Annual Meeting of Stockholders was attended by all directors.

Our Board has four (4) standing committees: the Audit Committee, the Compensation and Human Resources Committee (the “CHR Committee”), the NCG Committee, and the Risk, Compliance and Planning Committee (the “RCP Committee”). Each committee is governed by a charter, each of which is available through Hanmi’s website at www.hanmi.com on the “Investor Relations” page.

Audit Committee

The Audit Committee reports to the Board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management, and our audit process and policies. Through its oversight of the audit function, the Audit Committee ensures compliance with laws and regulations. Two committee members are Audit Committee Financial Experts and meet the SEC’s criteria for such designation.

As outlined in its charter, the Audit Committee has the following responsibilities, among others:

•
Assist the Board in fulfilling its oversight responsibilities for the financial reporting process, the system of internal controls, the audit process, and Hanmi’s process for monitoring compliance with laws and regulations and the code of conduct;
•
Review the unaudited quarterly and audited annual financial statements;
•
Review the adequacy of internal control systems and financial reporting procedures with management and the independent registered public accounting firm;
•
Review and approve the general scope of the annual audit and the fees charged by the independent registered public accounting firm;
•
Appoint the independent registered public accounting firm and meet with them to discuss the results of the annual audit and the independence of the independent registered public accounting firm; and
•
Review and approve the general scope of the annual internal audit plan and associated budget.

The Audit Committee held twelve (12) meetings during the fiscal year ended December 31, 2025.

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Compensation and Human Resources Committee

The CHR Committee assists the Board by overseeing the compensation of Hanmi’s executive officers, including Hanmi’s Chief Executive Officer, as well as administering Hanmi’s compensation plans. As outlined in its charter, the CHR Committee has the following responsibilities, among others:

•
Review and approve the Company’s overall compensation philosophy, plans, policies and programs as it relates to directors, the Chief Executive Officer and executive officers;
•
Approve directors’ overall compensation, policies and programs;
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Oversee management development and management succession planning;
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Review and approve executive officers’ separation plan and employment and severance agreements; and
•
Lead the Board in its annual review of executive management’s performance as it relates to metrics for short- and long-term incentive payouts.

The CHR Committee also sets the compensation policy of the Company as more fully described below under “Executive Compensation – Compensation Discussion and Analysis.” To evaluate and administer the compensation programs of our NEOs, the CHR Committee meets at least four (4) times a year or more frequently as necessary. The CHR Committee is also authorized to retain and provide funding to outside consultants to assist it in determining executive officer and director compensation.

Each member of the CHR Committee is a “non-employee director” (as defined in Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”)). The CHR Committee held six (6) meetings during the fiscal year ended December 31, 2025.

Nominating and Corporate Governance Committee

As described in its charter, the NCG Committee assists the Board as follows:

•
Identify individuals qualified to become directors;
•
Recommend to the Board nominees for the Board and its committees;
•
Develop, recommend, implement and monitor adherence to a set of corporate governance principles applicable to Hanmi;
•
Monitor the process to determine the effectiveness of the Board and its committees; and
•
Monitor the activities of the Corporate Sustainability Subcommittee regarding its efforts to oversee the Company’s ongoing commitment to corporate social responsibility, corporate governance, sustainability, and other public policy matters relevant to the Company.

See “Consideration of Director Nominees” below for additional information regarding the director nomination process. The NCG Committee is authorized to retain and provide funding to outside consultants to assist it in fulfilling any of its duties, including Board and director assessment and Board evaluation.

The NCG Committee held four (4) meetings during the fiscal year ended December 31, 2025.

Risk, Compliance and Planning Committee

As outlined in its charter, the RCP Committee provides oversight of the enterprise risk management framework, including the strategies, policies, procedures and systems established by management to identify, assess, measure and manage the significant risks facing the Company. It also oversees strategic planning generally and recommends new lines of business and the budget to our Board.

The RCP Committee held seven (7) meetings during the fiscal year ended December 31, 2025.

BOARD LEADERSHIP STRUCTURE

The Board is committed to having a sound governance structure that promotes the best interest of Hanmi stockholders. Our leadership structure includes the following principles:

•
We believe that annual elections hold the directors of the Board more accountable to our stockholders.

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•
All of the current directors are independent, except for Bonita I. Lee, our President and Chief Executive Officer. The Board has affirmatively determined that the other directors nominated for re-election are independent under applicable SEC and Nasdaq corporate governance rules.
•
We have separated the positions of the Chairman of the Board and Chief Executive Officer to ensure the independence of the Chairman. The Chairman focuses on board oversight responsibilities, strategic planning and mentoring Company officers. The Chairman also periodically represents the Bank at public functions. John J. Ahn serves as the Chairman. The Chief Executive Officer focuses on the development and execution of Company strategies.
•
We also maintain a Vice Chairman of the Board, who is an independent director exercising all the powers and discharging all the duties of the Chairman of the Board in such circumstances before a Chairman is appointed or a sitting Chairman is absent or becomes disabled. David L. Rosenblum serves as Vice Chairman.
•
We believe the Board structure serves the interests of the stockholders by balancing the practicalities of running the Company with the need for director accountability.

BOARD’S ROLE IN RISK OVERSIGHT

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organization objectives in the areas of strategy, operations, reporting and compliance. The Board recognizes that these objectives are important to improve and sustain long-term performance and stockholder value. A fundamental part of risk management is not only identifying the risks the Company faces and the steps management is taking to manage those risks, but also determining what constitutes the appropriate level of risk based upon the Company’s activities and risk appetite.

The RCP Committee goes through an extensive review of the enterprise risk assessment on a quarterly basis with the guidance of the RCP Committee Chairperson and the Bank’s Chief Risk Officer. The risk assessment is also reviewed by the Board quarterly. In this process, risk is assessed throughout the Company by focusing on the following ten (10) areas: credit, liquidity, market, operational, compliance, human resources / legal, reputational, strategic, information technology and security, and capital. Risks that simultaneously affect different parts of the Company are identified, and an interrelated assessment is made.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the RCP Committee assists the Board in fulfilling its oversight responsibility with respect to regulatory, compliance, operational risk and enterprise risk management issues that affect the Company, and works closely with the Company’s legal and risk departments. The RCP Committee also oversees risks associated with the short- and long-term direction of the Company and ensures ongoing Board involvement and oversight of the Company’s strategic plan. The Audit Committee helps the Board monitor financial risk and internal controls from a risk-based perspective, and oversees compliance and the annual audit plan. Reports from the Company’s internal audit department are also reviewed by the Audit Committee.

In overseeing compensation, the CHR Committee ensures that incentives encourage an appropriate level of risk-taking behavior consistent with the Company’s business strategy and are in compliance with all laws and the Interagency Guidance on Incentive Compensation. The NCG Committee oversees the Code of Business Conduct and Ethics and conducts an annual assessment of corporate governance policies and any potential risk associated with governance and related party matters.

The Bank also has two other board committees that oversee risk. The Loan and Credit Policy Committee (the “LCP Committee”) oversees credit risk by identifying, monitoring, and controlling repayment risk associated with the Bank’s lending activities. The LCP Committee evaluates the Bank’s loan portfolio for optimized risk-adjusted profitability and ensures management is handling credit risk appropriately and in compliance with approved policies and procedures. The Asset Liability Management Committee oversees the process for managing the Bank’s interest rate, liquidity, and similar market risks relating to the Bank’s balance sheet and associated activities. The committee reviews the Bank’s investment portfolio on a regular basis to confirm that the risk level remains acceptable and consistent with the approved portfolio objectives, and ensures current market values are aligned with the investment policy.

The Board is committed to protecting personal and financial information, and devotes a significant amount of time to information security and cybersecurity risks. Members of the RCP Committee receive regular reports from the Chief Risk Officer related to information technology and information security to fulfill its role of assisting management in identifying, assessing, measuring and managing certain risks facing the Company.

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The Bank’s Information Security Officer meets at least quarterly with the RCP Committee to provide updates on cybersecurity and information security risk, and the Board annually reviews and approves our Information Security Program and Information Security Policy. The RCP Committee engages in key decisions to help set the direction for information security strategy, as well as to understand and prioritize information security capabilities and associated risk remediation.

The Executive IT Steering Committee is an internal Bank committee created to ensure that members of executive management overseeing multiple business units actively understand information security protections and associated risks. The Information Security Officer presents quarterly cybersecurity reports to the Executive IT Steering Committee. In addition, the Bank purchases cyber liability and other insurance to protect against cybersecurity risks.

CONSIDERATION OF DIRECTOR NOMINEES

The NCG Committee believes that the Board should encompass a broad range of talent, skill, knowledge, experience, diversity and expertise enabling it to provide sound guidance with respect to Hanmi’s operations and interests. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of Hanmi’s business. Our Board has identified certain core competencies that its directors should possess, including: broad experience in business, finance, accounting, risk management, strategic planning, marketing or administration; familiarity with national and international business matters; familiarity with the Company’s industry; and the ability to understand the Company’s business and fundamental financial statements. In addition to possessing one or more of these core competencies, the members of our Board should have and demonstrate personal qualities such as integrity, leadership, community prominence and a strong reputation. The experience, skills and qualifications contributed by each of our directors should diversify and complement the core competencies of our collective Board.

The NCG Committee seeks directors with a strong reputation and experience in areas relevant to the strategy and operation of Hanmi’s business, particularly industries and growth segments that Hanmi operates in, such as the banking and financial services industry, as well as key markets and customer segments. The NCG Committee annually reviews the individual skills and characteristics of the directors, as well as the composition of the Board as a whole. This assessment includes a consideration of independence, diversity, age, skills, expertise and industry background in the context of the needs of the Board and Hanmi.

The Board conducts an annual evaluation to determine whether the Board and its committees are functioning effectively. The NCG Committee oversees the evaluation method and criteria for the Board’s annual evaluation of the composition, competence and performance of the Board and its committees. The NCG Committee may retain consultants or advisors to assess the performance and effectiveness of the Board, its committees and each individual director.

The results of any self-evaluations, peer evaluations or evaluations by any consultant or advisor are submitted to the Board. The Board then takes appropriate action based on the Board’s assessment and performance evaluations. The Board and director evaluation process considers the best interests of Hanmi, its Board, employees, customers and stockholders. The assessment includes director succession planning and expected future needs of the Board and the Company, so as to ensure that Board effectiveness is not diminished during periods of transition.

Board Composition

The Corporate Governance Guidelines require the NCG Committee to consider diversity when reviewing the qualifications of candidates to the Board. The NCG Committee seeks to nominate members with diverse backgrounds, skills, professional and industry experience, and other personal qualities, attributes and perspectives that will help ensure a strong and effective governing body that, as a whole, reflects the current and anticipated needs of our Board and Company and can provide oversight responsibility to our stockholders. Our board is currently comprised of twelve directors, four of whom are female and seven of whom are of Asian descent. We believe the diverse composition of our board is a competitive advantage. The knowledge, experience and viewpoints espoused by our directors lead to more meaningful, strategic decisions and leads to meaningful and innovative discussions to better serve our stakeholders.

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Director Nominee Qualifications and Experience

Our director nominees also bring diversity of thought and experience through their varied backgrounds and skillsets:

SKILLS & EXPERTISE
df

Relevant Senior Leadership or Executive Officer Role	●	●	●	●	●	●	●		●	●	●	●

Financial Expertise (Financial Reporting and Internal Controls)	●	●	●	●	●		●	●	●	●	●	●

Knowledge of Company’s Business or Industry	●	●	●	●	●	●	●	●	●	●	●	●

Social and Corporate Governance	●	●	●	●	●	●	●		●		●	●

Risk Oversight and Management		●		●	●	●	●	●	●	●		●

Information Technology, Cybersecurity and Privacy								●			●	●

Capital Markets (Investments, Mergers & Acquisitions)	●	●		●	●	●	●		●		●	●

(1) Mr. Yang will not be seeking another term of office, and therefore, will cease being a director at the Annual Meeting.

Stockholder Recommendations

The NCG Committee will consider stockholder recommendations for director nominees. The Board of Directors may choose not to consider an unsolicited recommendation if no vacancy exists and the Board does not perceive a need to increase the size of the Board of Directors. Such notices must be submitted in writing to Hanmi Financial Corporation, 900 Wilshire Boulevard, Suite 1250, Los Angeles, California 90017, Attention: Corporate Secretary. Such notices also must comply with other requirements set forth in the Company’s Bylaws and be received by the Corporate Secretary within the deadlines provided below under “Stockholder Proposals for the 2027 Annual Meeting.”

In identifying and evaluating director candidates, the NCG Committee will solicit and receive recommendations, and review qualifications of potential director candidates. The NCG Committee may also use search firms to identify director candidates

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when necessary. To enable the NCG Committee to effectively evaluate director candidates, the NCG Committee may also conduct appropriate inquiries into the backgrounds and qualifications of director candidates, including reference checks. The NCG Committee will consider director candidates recommended by stockholders utilizing the same criteria as candidates identified by the NCG Committee.

COMMUNICATIONS WITH THE BOARD

Our Board has a process for stockholders to send communications to directors. Hanmi’s stockholders and interested parties may send communications to our Board by writing to our Board at Hanmi Financial Corporation, 900 Wilshire Boulevard, Suite 1250, Los Angeles, California 90017, Attention: Board of Directors. All such communications will be relayed directly to our Board. Any interested party wishing to communicate directly with Hanmi’s independent directors regarding any matter may send such communication in writing to Hanmi’s independent directors at Hanmi Financial Corporation, 900 Wilshire Boulevard, Suite 1250, Los Angeles, California 90017, Attention: Chairman of the Board. Any interested party wishing to communicate directly with the Audit Committee regarding any matter, including any accounting, internal accounting controls, or auditing matter, may submit such communication in writing to Hanmi Financial Corporation, 900 Wilshire Boulevard, Suite 1250, Los Angeles, California 90017, Attention: Chairperson of the Audit Committee.

Correspondence may be submitted on an anonymous basis and submissions of complaints or concerns will not be traced. Confidentiality is a priority, and all communications will be treated confidentially to the fullest extent possible. For submissions that are not anonymous, the sender may be contacted in order to confirm information or to obtain additional information. The Company reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

DIRECTOR COMPENSATION

The following table sets forth certain information regarding compensation paid to persons who served as outside (or non-employee) directors of Hanmi for the fiscal year ended December 31, 2025:

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total

John J. Ahn	$95,000	$65,014	$160,014

Christine P. Ball(2)	$41,625	$65,014	$106,639

Christie K. Chu	$65,250	$65,014	$130,264

Harry H. Chung	$67,500	$65,014	$132,514

Gloria J. Lee	$56,000	$65,014	$121,014

James A. Marasco	$64,417	$65,014	$129,431

Daniel J. Medici(2)	$9,750	$—	$9,750

David L. Rosenblum	$90,500	$65,014	$155,514

Thomas J. Williams	$69,500	$65,014	$134,514

Michael M. Yang	$57,250	$65,014	$122,264

Gideon Yu	$62,000	$65,014	$127,014

(1)
On May 28, 2025, the Company granted 2,849 shares of restricted stock to each non-employee director, which vest one year from the grant date. The grant date fair value is based on the closing price of the Company’s stock on the grant date, which was $22.82, in accordance with FASB ASC Topic 718. At December 31, 2025, each of the current independent directors, with the exception of Mr. Medici, had 2,849 restricted shares outstanding and no stock options outstanding. Mr. Medici has no outstanding restricted shares or stock options.
(2)
Ms. Ball was appointed to the Board effective on March 1, 2025. Mr. Medici was appointed to the Board effective on October 1, 2025.

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NON-EMPLOYEE DIRECTOR COMPENSATION POLICY

Following the annual review of a director compensation study conducted by the Company’s independent compensation consultants, the Board of Directors unanimously confirmed the following director compensation plan design. The Company provides its non-employee directors an annual cash retainer of $42,500 for service on the Board. In addition, members of committees receive additional annual cash retainers as follows:

Audit Committee	$6,000

LCP Committee	$5,000

CHR Committee	$4,000

NCG Committee	$2,500

RCP Committee	$5,000

Asset Liability Management Committee	$3,000

The Chairman of the Board receives an additional annual cash retainer of $40,000. The Vice Chairman of the Board receives an additional annual cash retainer of $20,000. The chairs of each committee receive an additional annual cash retainer, as follows:

Audit Committee	$12,000

LCP Committee	$9,000

CHR Committee	$9,000

NCG Committee	$9,000

RCP Committee	$10,000

Asset Liability Management Committee	$9,000

In addition, the directors receive an annual grant of restricted stock in the second quarter of the year. For 2025, the value of the restricted stock grant was approximately $65,000, in line with updated market compensation data.

DIRECTOR STOCK OWNERSHIP GUIDELINES

Each director is encouraged to own shares of common stock of the Company at a level that demonstrates a meaningful commitment to the Company and the Bank, and to better align the director’s interests with the Company’s stockholders. A director’s stock ownership will be one of the factors considered in deciding whether to re-nominate or appoint a director to the Board of Directors of the Company.

All directors should acquire shares of the Company’s common stock valued at three times (3x) the annual retainer. Directors are expected to meet the ownership standards set forth herein within five years from their first day as a director. Once the guidelines are met, if the stock price decreases, the director will not be required to acquire additional shares. In addition to the stock ownership guidelines described above, each director who acquires shares of Company common stock through the exercise or vesting of a stock option, stock appreciation right or restricted stock will be required to retain fifty percent (50%) of the “net” shares acquired (net of tax impact that the exercise or vesting has on the individual) for at least twelve (12) months following the date of exercise or vesting, or such earlier time if the individual ceases to be a member of the Board as a result of death, disability, illness, resignation, termination or other reason.

As of December 31, 2025, all directors in office at the time had met the stock ownership guidelines with the exception of Director James A. Marasco who joined our Board in 2024, and Directors Christine P. Ball and Daniel J. Medici who joined our Board in 2025.

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PROPOSAL NO. 1 ELECTION OF DIRECTORS

Stockholders are being asked to elect eleven (11) director nominees for a one-year term. Subject to their earlier resignation or retirement, directors elected at the Annual Meeting will serve until the 2027 Annual Meeting of Stockholders and until their successors are elected and qualified. Our Board believes that each director nominee satisfies our director qualification standards and accordingly nominates: John J. Ahn, Christine P. Ball, Christie K. Chu, Harry H. Chung, Bonita I. Lee, Gloria J. Lee, James A. Marasco, Daniel J. Medici, David L. Rosenblum, Thomas J. Williams, and Gideon Yu.

BOARD OF DIRECTORS AND NOMINEES

Hanmi’s directors have a mix of experience and backgrounds, including those that started a business and grew it into a substantial entity, holding senior executive positions in large, complex organizations, or holding positions of importance within regulatory agencies. In those positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management, leadership development and, importantly, a deep understanding of our customers.

In addition to each director nominee’s professional experience, our Board believes that each director nominee has other key attributes that are important to an effective Board of Directors, such as: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of origin, background, experience, and thought; and the commitment to devote significant time and energy to service on our Board and its committees.

None of the director nominees was nominated pursuant to any arrangement or understanding. There are no family relationships among the director nominees or the executive officers of Hanmi.

The following sets forth information with respect to the director nominees.

John J. Ahn Director since: 2014 Age: 61 Chairman of our Board Board Committees: NCG, RCP

Experience

Mr. Ahn brings more than 30 years of experience in capital markets and financial advisory services to Hanmi. He is currently the founder and Chief Executive Officer of WhiteHawk Capital Partners, a middle market direct lending fund and SEC Registered Investment Advisor. Prior to his role at WhiteHawk, Mr. Ahn served as Chief Executive Officer of Great American Capital Partners, LLC, an SEC Registered Investment Advisor that originated and underwrote senior secured loans across a wide array of industries from 2015 to 2020. From 2004 to 2015, Mr. Ahn served as President of B. Riley & Co., a full-service investment banking firm providing corporate finance, research, sales and trading services, and asset management to corporate and institutional clients. Prior to joining B. Riley, Mr. Ahn held numerous leadership positions in the investment banking and sales and trading sectors. Mr. Ahn earned his B.A. degree in economics from Williams College.

Qualifications

Our Board believes that Mr. Ahn should serve as a director because of his extensive experience and background in investment banking, finance, strategic planning and his strong understanding of institutional investors.

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Christine P. Ball Director since: 2025 Age: 68 Board Committees: RCP

Experience

Ms. Ball brings more than 35 years of experience in corporate, commercial and private banking. She has extensive experience with loan syndications, global credit risk, credit administration, and lending experience in a variety of industries. Prior to her departure in 2024, Ms. Ball served as Senior Vice President and Deputy Chief Credit Officer for City National Bank in Los Angeles, California. Before that role, she served as Senior Vice President and Division Credit Manager-Entertainment, from 2013 to 2022. She was a Senior Vice President at Wells Fargo Bank from 2008 until 2013, and a Senior Vice President for Wachovia Bank from 2006 until 2008. Ms. Ball has also served as board chair for the Weingart Center Association and was a prior board president of the Jack Kramer Tennis Club. Ms. Ball earned her B.A. degree in economics from the University of California, Davis and her M.B.A. degree in finance from the Johnson Graduate School of Management at Cornell University.

Qualifications

Our Board believes that Ms. Ball should serve as a director because of her extensive experience in sales and lending to diverse industry sectors, including as a senior credit adjudicator with authority up to $100 million. Ms. Ball’s extensive experience in all aspects of credit, along with deep risk management expertise and direct experience with regulatory governance mandates, will enhance the board’s ability to provide safe and sound oversight for Hanmi’s various business growth initiatives.

Christie K. Chu Director since: 2015 Age: 61 Board Committees: Audit, CHR, NCG

Experience

Ms. Chu has served as the founder, President and CEO of CKC Accountancy Corporation, a tax management and financial consulting firm since 1996. Ms. Chu brings over 30 years of experience as a Certified Public Accountant. Prior to CKC Accountancy Corporation, she was with KPMG, Ernst & Young, LLP, and Arthur Anderson & Co. She also served as a past President of the Korean American CPA Society of Southern California, where she has been a board member since 2004. Ms. Chu is a member and past Treasurer of the National Korean American Society of CPAs. She is also a current member of the California Society of Certified Public Accountants. She is a board member of the Pacific Southwest Chapter of the National Association of Corporate Directors, as well a board member of the Korean Senior & Community Center. Ms. Chu earned her B.A. degree in business and economics from the University of California, Los Angeles. She also completed the Director Education and Certification Program at the UCLA Anderson School of Management.

Qualifications

Our Board believes that Ms. Chu should serve as a director because of her extensive background in business and accounting, including her experiences at several major accounting firms. Ms. Chu understands our core business customer and how to appeal to the next generation of business leaders. Her understanding of, and connections to, the Korean American business community is valuable to Hanmi's continued expansion among this core customer segment.

Harry H. Chung Director since: 2016 Age: 56 Board Committees: Audit, CHR

Experience

Mr. Chung brings over 30 years of experience in capital markets and financial services. He has served as the Chief Operating Officer and Chief Financial Officer of WhiteHawk Capital Partners since 2020. Mr. Chung served as Chief Operating Officer and Chief Financial Officer of Great American Capital Partners, LLC from 2017 to 2020. Prior to that role, Mr. Chung served as Chief Financial Officer of Breakwater Investment Management, a private investment firm based in Los Angeles, California, specializing in direct debt and equity investments in leading lower middle market growth companies. Mr. Chung also served as the Chief Financial Officer of Imperial Capital, a full-service investment bank offering comprehensive services to institutional investors and middle market companies. He also has held numerous leadership positions at Jefferies and Company, Inc., a global investment bank. Mr. Chung earned his B.S. degree in accounting from the University of Illinois at Urbana-Champaign.

Qualifications

Our Board believes that Mr. Chung should serve as a director because of his experience in capital markets and financial services, including strategic planning and corporate development. Mr. Chung’s experience as a Chief Financial Officer has provided him with financial expertise that is valuable in his role as chair of the Audit Committee.

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Bonita I. Lee Director since: 2019 Age: 63 Board Committees: RCP

Experience

Ms. Lee has served as the President and Chief Executive Officer since May 2019. Prior to her promotion to Chief Executive Officer, she served as Senior Executive Vice President and Chief Operating Officer of Hanmi and Hanmi Bank since 2013. She was promoted to serve as our President in June 2018. Previously, she was the Senior Executive Vice President and Chief Operating Officer of BBCN Bank and BBCN Bancorp, Inc., where she was named Acting President and Chief Operating Officer from February 2013 to April 2013 and led an Executive Council carrying out the duties of the Chief Executive Officer during a management transition period at BBCN Bank. Prior to this, Ms. Lee served as director and Regional President of the Western Region for Shinhan Bank America from September 2008 to March 2009. Prior to joining Shinhan Bank America, she served as Executive Vice President and Chief Credit Officer at Nara Bank from April 2005 to September 2008, and as a member of the Office of the President from March 2006 to September 2008. Ms. Lee earned her B.S. degree in business administration from the University of Illinois at Chicago and completed an executive program in corporate strategy from the University of Chicago Booth School of Business.

Qualifications

Our Board believes that Ms. Lee should serve as a director because she brings to the Board her extensive experience in the Korean-American banking industry, her many successes in safely and profitably growing her organization, her business acumen and good relationship with the investors in the Korean-American community.

Gloria J. Lee Director since: 2021 Age: 48 Board Committees: Audit, CHR, NCG

Experience

Ms. Lee has served as the Client Relations Partner for Rutan & Tucker, LLP, a full-service law firm in California, since 2014. She is the Chair of the firm’s Business Development Committee and has originated over 200 institutional clients for the firm. Before taking on this role, Ms. Lee was a transactional real estate attorney from 2004 through 2013 at various Southern California firms, focused on representing borrowers and lenders on the financing of commercial real estate properties. In 2020, Ms. Lee co-founded Kwell Laboratories LLC, the exclusive United States distributor, manufacturer and clinical trial sponsor for a leading South Korean biotech company. Ms. Lee is a Venture Partner of Ethos Fund, a venture capital fund investing in pre-seed technology companies in the U.S. and Southeast Asia. Ms. Lee serves on numerous non-profit boards, including Asia Society of Southern California, Korean American Leaders in Hollywood, and Olive Crest, which supports families and children in crisis. She is a past national board member of the Council of Korean Americans, past Executive Board Member of Asian Americans Advancing Justice, and past President of the Orange County Asian American Bar Association. Ms. Lee received her B.A. and M.A., with distinction, from Stanford University and her J.D. from the University of California, Berkeley School of Law.

Qualifications

Our Board believes that Ms. Lee should serve as a director because of her business development and real estate experience, as well as her focus on diversity and her involvement in the Asian American community, which we believe will enable her to positively contribute to Hanmi’s continued growth and development.

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PROPOSAL NO. 1 ELECTION OF DIRECTORS

James A. Marasco Director since: 2024 Age: 65 Board Committees: CHR, NCG, RCP

Experience

Mr. Marasco brings over 35 years of experience in commercial lending and financial services to the Company. In 2025, he retired from serving as the Head of Originations at Gibraltar Business Capital, a national middle market direct lender headquartered in Northbrook, Illinois. He also was an independent director for Gibraltar from 2021 to 2023. From 2021 to 2022, Mr. Marasco was Strategic Advisor for Crescent Capital Group, L.P., a Los Angeles-based asset manager, which had over $40 billion in assets under management at that time. From 1989 to 2021, Mr. Marasco held numerous leadership positions in originations and capital markets at Wells Fargo Capital Finance, a division of Wells Fargo and Company. He was a member of its senior credit committee for its asset-based lending and specialty businesses and served on the company’s administrative, management, and operating committees. Mr. Marasco also serves on the board of Great American Holdings LLC, as the chair of its compensation committee. Mr. Marasco earned his B.A. degree in accounting from Michigan State University.

Qualifications

Our Board believes that Mr. Marasco should serve as a director because of his experience in a variety of credit and lending facilities. Mr. Marasco’s broad banking experience as an executive at Wells Fargo will enable him to positively contribute to the growth of Hanmi and its product lines.

Daniel J. Medici Director since: 2025 Age: 59 Board Committees: Audit, RCP

Experience

Mr. Medici brings over 35 years of experience as a federal bank examiner assessing complex information technology (IT) environments and evaluating cybersecurity controls at the largest financial institutions and technology service providers. Before his retirement in 2025 from the Office of the Comptroller of Currency, Mr. Medici served as Bank IT Lead Expert Risk Specialist overseeing IT and risk management practices for a portfolio of large and regional financial institutions. He is widely viewed as an expert in information technology, cybersecurity, and operational processes. Mr. Medici earned a B.A. degree in finance and a M.S. in management science from California State University, Fullerton. He holds several industry certifications including CISSP, CISA, CCSP, CRISC, and CompTIA Network+ and A+.

Qualifications

Our Board believes that Mr. Medici should serve as a director because of his extensive experience in information technology, cybersecurity, and operational processes for banking and financial institutions. His broad expertise as a senior risk specialist in this rapidly evolving area will be invaluable in ensuring proper review and oversight of our existing and proposed programs.

David L. Rosenblum Director since: 2014 Age: 73 Vice Chairman of our Board Board Committees: Audit, CHR, RCP

Experience

Mr. Rosenblum is retired and is a former Senior Principal at Deloitte Consulting LLP (1979 to 2013), where he was the National Managing Director of Consulting Corporate Development and a key leader of the Strategy & Operations practice. Mr. Rosenblum is a member of Sage Partners, LLC, a strategic advisory firm, and is also an operating partner of Interlock Equity LP, a private equity firm focused on mid- and lower-mid market businesses, including technology services and healthcare firms. Mr. Rosenblum currently is a board member of Apply Digital, an Interlock Equity portfolio company. He is also a director of the Library Foundation of Los Angeles, where he chairs the Finance Committee and is a member of the Executive Committee. He is Chair-Emeritus of the Pacific Southwest Chapter of the National Association of Corporate Directors (“NACD”) and previously served on the board of Deloitte Consulting, LLP and as a trustee of Wesleyan University. Mr. Rosenblum earned his B.A. degree in economics from Wesleyan University and his M.B.A. degree in finance from the Wharton School at the University of Pennsylvania.

Qualifications

Our Board believes that Mr. Rosenblum should serve as a director because of his strategic planning, mergers and acquisitions, and corporate development experience in assisting financial institutions. In addition, his experience with NACD demonstrates his deep knowledge regarding best practices in running our Board.

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PROPOSAL NO. 1 ELECTION OF DIRECTORS

Thomas J. Williams Director since: 2016 Age: 63 Board Committees: RCP

Experience

Mr. Williams brings over 30 years of experience in bank regulation and the broader banking industry. Specifically, Mr. Williams brings extensive experience across a broad range of risk and lending activities. Prior to his retirement in May 2015, Mr. Williams served as Senior Vice President and Chief Risk Officer at BofI Federal Bank, overseeing all risk and control-related functions. Before that role, he served as Executive Director of Commercial Credit Review at Capital One and Director of Regulatory Relations at Silicon Valley Bank. Earlier in his career, Mr. Williams spent five years as Principal Examiner at the Federal Reserve Bank of San Francisco and ten years as a National Bank Examiner with the Office of the Comptroller of the Currency. Mr. Williams earned his B.S. degree in economics from the University of South Dakota.

Qualifications

Our Board believes that Mr. Williams should serve as a director because of his broad-based regulatory experience and expertise. In the present regulatory environment, we believe Mr. Williams’ strength in risk management is critical to assisting with the safe and sound operation of the Bank.

Gideon Yu Director since: 2021 Age: 55 Board Committees: NCG, RCP

Experience

Mr. Yu has over 30 years of experience as a finance executive, investor and advisor specializing in venture capital, technology and media companies. Mr. Yu is currently a co-owner and the former president of the San Francisco 49ers. Mr. Yu holds the distinction of being the first person of color to serve as President of any team in the history of the National Football League. Mr. Yu is also currently the Managing Partner of Series X Capital, a venture capital firm in partnership with Alphabet’s Google X. Mr. Yu previously served as the Chief Financial Officer of Facebook and YouTube. Mr. Yu was also a General Partner at Khosla Ventures, a venture capital firm focused on early-stage technology companies, where he led the firm’s investment in Square, Inc., a leading fintech company, and was its first outside board member. Mr. Yu also held finance and strategy positions with Yahoo!, The Walt Disney Company, Hilton Hotels Corporation and DLJ. Mr. Yu currently serves on the Board of Directors of the PGA of America and the Monterey Bay Aquarium. Mr. Yu earned his B.S. degree in Industrial Engineering and Engineering Management from Stanford University and received an M.B.A. degree from Harvard Business School.

Qualifications

Our Board believes that Mr. Yu should serve as a director because of his executive experience in the finance and technology sectors, as well as his strategic views on digital growth opportunities. We believe Mr. Yu’s experience with managing strategy and risk in a high-growth environment will positively contribute to the development of Hanmi as a leader among regional community banks.

The director nominees receiving a majority of the votes cast, in uncontested elections, will be elected. If an incumbent director is not elected by a majority of votes cast, in an uncontested election, the incumbent director will tender his or her resignation to the Board for consideration. In contested elections, the Company will use plurality voting. Each director nominee has indicated their willingness to serve on our Board. Each proxy will be voted “FOR” the election of such director nominees unless instructions are given on the proxy to vote “AGAINST” such director nominees. In the event a director nominee is unable to serve, your proxy will be voted for an alternative director nominee as determined by our Board. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, our Board knows of no reason why any of the nominees might be unable to serve.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” EACH OF THE ELEVEN (11) DIRECTOR NOMINEES

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EXECUTIVE OFFICERS

The following sets forth information with respect to the executive officers of the Company. None of the executive officers of the Company were hired pursuant to any arrangement or understanding. There are no family relationships among the directors or the executive officers.

Name	Age	Experience and Qualifications

Bonita I. Lee President and Chief Executive Officer (“CEO”); Director	63	For Ms. Lee’s experience and qualifications, see Board of Directors and Nominees beginning on page 15.
Romolo C. Santarosa Senior Executive Vice President and Chief Financial Officer (“CFO”)	69

Mr. Santarosa has served as Senior Executive Vice President and Chief Financial Officer of Hanmi and Hanmi Bank since November 2015, after joining in June 2015, and brings more than 30 years of experience in banking and financial services. Over his career, he has been responsible for leading and directing growth strategies, cost reduction and process improvement initiatives, technology implementations and capital management. Prior to his tenure with Hanmi and Hanmi Bank, he held executive leadership positions in several West Coast and East Coast financial institutions. Mr. Santarosa is a Certified Public Accountant (inactive) in New York and Connecticut, was an Audit Senior Manager with Price Waterhouse and earned his B.S. degree in accounting with a minor in mathematics from Ithaca College. Mr. Santarosa serves as chairman for the City of Rancho Palos Verdes Planning Commission and as a director and chairman of the Audit Committee for the Greater Los Angeles Area Council of the Boy Scouts of America.

Anthony Kim Senior Executive Vice President and Chief Banking Officer (“CBO”)	58

Mr. Kim has served as Senior Executive Vice President and Chief Banking Officer since April 2023; previously he was Executive Vice President and Chief Banking Officer since January 2020. He joined Hanmi Bank as Executive Vice President and Chief Lending Officer in September 2013, and served in that capacity until his promotion. Prior to his tenure with Hanmi Bank, he was Senior Vice President and District Manager at BBCN Bank for five years. Mr. Kim has over 25 years of banking experience, with significant expertise in commercial and retail banking. Mr. Kim earned his B.A. degree in business administration from California State University and is a graduate of Pacific Coast Banking School.

Matthew D. Fuhr Executive Vice President and Chief Credit Officer (“CCO”)	63

Mr. Fuhr has served as Executive Vice President and Chief Credit Officer of Hanmi Bank since April 2023. He previously served as Executive Vice President and Chief Credit Administration Officer of Hanmi Bank since March 2017, and Senior Vice President and Deputy Chief Credit Officer from June 2015 until his promotion. Prior to his tenure with Hanmi Bank, he was Senior Vice President and Credit Administrator at Pacific Western Bank for 13 years. Earlier in his career, Mr. Fuhr served as a Commissioned Bank Examiner with the Federal Deposit Insurance Corporation. Mr. Fuhr earned his B.A. degree in business administration with emphasis in finance from the University of Northern Colorado.

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EXECUTIVE OFFICERS

Name	Age	Experience and Qualifications

Michael Du Executive Vice President and Chief Risk Officer (“CRO”)	53

Mr. Du has served as Executive Vice President and Chief Risk Officer since April 2024. Previously he was Senior Vice President and Chief Risk Officer since joining Hanmi Bank in November 2019. He previously served as the Director of Internal Audit for Pacific Western Bank from June 2017 to November 2019 and Vice President of Risk Management for Unify Federal Financial Credit Union from May 2015 to June 2017. Mr. Du served in the United States Air Force/Reserves for over 25 years, and retired with the rank of Command Chief Master Sergeant. Mr. Du serves as a member of the California Bankers Association's Federal and State Government Relations Committees. He is a Certified Public Accountant and holds certifications in multiple risk and audit disciplines. Mr. Du earned his B.S. degree in accounting and a M.S. in business administration from California State universities, and completed an executive management program at the University of California, Los Angeles.

Joseph Pangrazio Senior Vice President and Chief Accounting Officer	67

Mr. Pangrazio joined Hanmi Bank in October 2021. Before joining the Company, Mr. Pangrazio has held accounting and finance positions for various financial institutions for over 25 years, most recently serving as the Senior Manager, Vice President of Accounting Controls and Reporting for Bank of the West in San Francisco, California from April 2015 until July 2021. Mr. Pangrazio is a Certified Public Accountant and started his career working for Arthur Anderson for four years. Mr. Pangrazio earned his B.A. degree in business administration, accounting from California State University, Fullerton and his M.B.A. degree from California Polytechnic State University, San Luis Obispo.

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EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis (“CD&A”) describes our compensation philosophy, methodologies and our current practices with respect to the remuneration programs for our NEOs. The compensation programs applicable to our NEOs are established, evaluated and maintained by the CHR Committee. The CHR Committee is comprised entirely of independent directors as defined by Nasdaq listing requirements and SEC regulations. The NEOs for the fiscal year ended December 31, 2025 were:

•
Bonita I. Lee: President and Chief Executive Officer (“CEO”)
•
Romolo C. Santarosa: Senior EVP and Chief Financial Officer (“CFO”)
•
Anthony Kim: Senior EVP and Chief Banking Officer (“CBO”)
•
Matthew D. Fuhr: EVP and Chief Credit Officer (“CCO”)
•
Michael Du: EVP and Chief Risk Officer (“CRO”)

2025 Financial and Strategic Highlights

In 2025, we delivered strong financial performance with a number of key accomplishments that advanced our growth and diversification strategies. We executed well on our priorities and advanced key initiatives we laid out at the start of the year. During the past year, we further enhanced the diversification of our loan portfolio and achieved mid-single-digit loan growth. We also made investments in our banking teams, which led to a significant increase in loan production. Hanmi was able to achieve the following results during 2025.

Operating Results, Profitability and Value Creation

•
In line with our diversification strategy, we delivered 25% growth in our C&I loan portfolio, driven primarily by investments in our C&I teams, the strong contribution from our Corporate Korea initiative, and the acquisition of new relationships throughout our network

•
Net income increased in 2025 to $76.1 million primarily due to higher net interest income and a decrease in credit loss expense
•
New loan production was $1.62 billion, an increase of 35.7%, or $426.5 million, from $1.19 billion for 2024, demonstrating the success of our investments in banking talent
•
Deposits were $6.68 billion, up 3.8% from 2024, and noninterest-bearing demand deposits continue to represent 30% of our total deposits, which is a tribute to the stability of our customer base
•
The efficiency ratio remained favorable at 54.71%
•
Nonperforming assets as a percentage of total assets remained healthy at 0.26% and credit quality remains strong
•
Dividends increased to $1.08 per share for 2025, reflecting both the Board’s confidence in our performance and the future growth potential of the Hanmi franchise
•
Loans receivable, before the allowance for credit losses, were $6.56 billion at December 31, 2025, up from $6.25 billion at December 31, 2024, an increase of 5.0%

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EXECUTIVE COMPENSATION

Management Say-On-Pay Results and Stockholder Engagement

The CHR Committee evaluates the Company’s executive compensation programs in light of market conditions, stockholder views, market practices, and governance considerations, and makes changes as appropriate. As required by the Dodd-Frank Act, the Company seeks a non-binding advisory stockholder vote on the compensation of its NEOs. At our 2025 annual meeting, 97.3% of stockholders voted in favor of the advisory say-on-pay proposal. The CHR Committee viewed the approval by stockholders of the executive compensation program at such a strong level as evidence that a substantial majority of stockholders are aligned with our executive compensation program. The CHR Committee will continue to consider the results of the say-on-pay proposal when making future compensation decisions.

In 2025, the Company continued its efforts to engage with stockholders and invited fifteen stockholders, representing almost 60% of the outstanding shares to discuss executive compensation and other governance matters. We received responses from one of our investors who advised us that they did not seek to engage at this time and we had the opportunity to engage with three of our investors with their governance teams to discuss our strong board oversight of strategy and risk. Throughout 2025, management and the Board continued to maintain open lines of communication with our stockholders. Any feedback received by management is reported to the Board and is taken into consideration with respect to ongoing oversight and decision-making activities. The Company and our directors welcome feedback from stockholders and potential investors. The CHR Committee and the Board are committed to our regular engagement outreach and will continue to consider all opinions of stockholders through the engagement process in determining future compensation matters.

Pay Program and 2025 Compensation Overview

The CHR Committee establishes and oversees the compensation practices, including the determination of base salary and annual and long-term incentives. The CHR Committee understands the importance of human capital management to our long-term success. We believe that our executive compensation practices are generally aligned with our peers for quantum and design and align executive officers’ interests with those of stockholders, by emphasizing both annual and long-term incentives. The executive compensation plans are designed to encourage the achievement of strategic objectives, to create stockholder value, to recognize individual performance, and to allow the Company to effectively compete for, retain and motivate talented executives critical to our success.

The following table provides information regarding each of our compensation elements, whether such element is fixed or variable, and select compensation highlights for each element for 2025.

Element	Type	2025 Highlights
Base Salary	Fixed

When setting base salaries, the CHR Committee considers factors such as experience, responsibilities, job performance, and market compensation information.

In 2025, the CHR Committee approved base salary increases for all NEOs based on the factors listed above.

Short-Term Cash Incentive Compensation (Annual Incentive Plan)	Variable

The Company maintains a performance-based annual cash incentive plan for the NEOs, which is contingent on the achievement of pre-established financial results for the Company and individual performance objectives tied to each NEO’s specific role and responsibilities. The financial performance metrics have threshold, target and maximum goals to further align pay with performance.

As in years past, the CHR Committee established target incentive award opportunities for each NEO and assessed performance relative to the established goals. Total performance on the corporate annual incentive goals in 2025 was above target, reflecting our success in building lasting relationships with our customers and progress on our key growth initiatives.

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EXECUTIVE COMPENSATION

Element	Type	2025 Highlights
Long-Term Equity Incentive Awards	Variable

The CHR Committee, in its discretion, determines equity grants for the NEOs after considering each executive’s performance, previous grant history, stock ownership level, comparison to our peer group, and retention needs.

•
In 2025, the long-term incentive award program for NEOs used an estimated mix of 45% time-based restricted stock, and 55% performance-based restricted stock units.
•
The time-based restricted stock vest in three equal annual installments beginning on the first anniversary of the date of grant.
•
The performance-based restricted stock units may vest based on the Company’s Total Shareholder Return (“TSR”) and on the increase in Tangible Book Value per Share plus Dividends (“TBV Accretion”), weighted at 50% each, with performance on each metric compared to companies in the KBW Regional Banking Index (“KBW Index”) over the same three-year performance period. To earn shares under each portion, the Company’s TSR or TBV Accretion must be positioned at or above the 35th percentile of the KBW Index for the three-year performance period.

Governance

The Company is committed to pay for performance and sound compensation and governance practices, including the following:

What We Do		A substantial portion of total executive compensation opportunity is at-risk.

The allocation of incentives among the annual incentive plan and long-term equity awards incentivizes performance to reach shorter-term goals without over-emphasizing short-term performance at the expense of achieving long-term goals.

Maintain stock ownership guidelines that apply to our CEO and CFO and our directors to ensure meaningful levels of stock ownership.
To ensure that no single measure affects compensation disproportionately, the Company utilizes a diverse set of financial and operational performance goals in the design of our compensation program.
To provide information and advice for use in CHR Committee decision-making, the CHR Committee has engaged an independent compensation consultant that reports directly to the CHR Committee.
In making compensation decisions, the CHR Committee references a peer group of similarly-sized banks and updates this peer group periodically as deemed necessary.
The Company maintains a clawback policy to recoup cash and equity-based incentives paid to executive officers earned based on a material error in the financial statements.
What We Don’t Do	✘	We don’t allow executive officers and directors to pledge shares of Company stock or engage in hedging or short sale transactions.
	✘	No dividends are paid on unvested shares of performance-based awards.
	✘	No excise tax gross ups in employment agreements or other arrangements.

2025 Target Pay Mix

The pay mix afforded to our executive officers in 2025 supports the core principles of our executive compensation philosophy that are intended to align executive officers’ interests with those of stockholders, by emphasizing both annual and long-term incentives. While the CHR Committee does not target a specific pay mix by design, it does establish short- and long-term incentive opportunities that are aligned with typical practices for similarly-situated executives at banks of our size. These incentive opportunities ensure that a significant portion of each executive’s potential compensation is “at-risk” or variable and conditioned on the achievement of corporate and individual performance goals set by the CHR Committee. In addition, the substantial use of equity awards, such as restricted stock and performance-based restricted stock units, ensures that a

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EXECUTIVE COMPENSATION

significant portion of each executive’s potential compensation aligns with the long-term financial outcomes experienced by our stockholders. The target pay mix for our CEO and other NEOs, on average, is shown in the charts below. Target pay mix includes 2025 annualized base salary, 2025 Annual Incentive Plan targets, and the grant date fair value of equity awards granted in 2025.

CEO Pay Mix
Performance-Based RSUs 18%
Restricted Stock 15%
64% At-Risk
Base 36%
Bonus 31%
36% Fixed

Other NEO Pay Mix
Performance-Based RSUs 11%
Restricted Stock 10%
Bonus 24%
Base 55%
45% At-Risk
55% Fixed

Compensation Objective and Philosophy

The CHR Committee uses competitive compensation data from the annual total compensation study of peer companies to inform its decisions about overall compensation opportunities and specific compensation elements. Additionally, the CHR Committee uses multiple reference points when establishing targeted compensation levels. The CHR Committee does not benchmark specific compensation elements or total compensation to any specific percentile relative to peer companies or the broader market. Instead, the CHR Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as Company and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning. All decisions are made in consideration of the key goal of aligning executive pay and performance.

The policies and underlying philosophy governing the Company’s executive compensation program, as endorsed by the CHR Committee and the Board of Directors, are designed to accomplish the following:

•
Maintain a compensation program that is equitable in a competitive marketplace.
•
Provide opportunities that integrate pay with the Company’s annual and long-term performance goals.
•
Align NEO compensation with the Company’s performance.
•
Manage the risk profile of the Company by aligning risk mitigation with the performance of individual and Company-wide goals.
•
Encourage achievement of strategic objectives and the creation of stockholder value.
•
Recognize and reward individual initiative and achievements while managing risk.
•
Maintain an appropriate balance between base salary and short- and long-term incentive opportunities.
•
Attract, retain and motivate talented executives and other key employees critical to the Company’s success, consistent with its compensation philosophy.
•
Effectively engage institutional stockholders. Hanmi values our stockholders and works to have open two-way communication on matters of importance. We proactively seek out our stockholders’ opinions, as appropriate.
•
Establish bonus and equity plans subject to “clawback” in the event of material inaccurate financial statements or materially inaccurate performance metric criteria resulting in the payment of excess incentive compensation.
•
Foster an ownership culture among the CEO, CFO and the directors through minimum stock ownership guidelines.

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EXECUTIVE COMPENSATION

Compensation Determination Process

Role of CHR Committee

The CHR Committee is responsible for the creation, implementation, and administration of the overall compensation program for the CEO and other senior executive officers. The CHR Committee takes into consideration the recommendations of the CEO for executive officers, other than the CEO, as well as considering and making recommendations concerning compensation, benefit plans, and implementation of sound personnel policies and practices Company wide. The CHR Committee has the following responsibilities:

•
Review of the overall human resource development and compensation strategy for the CEO, executive officers, and directors.
•
Lead the Board in its annual review of executive management’s performance.
•
Evaluate CEO performance, set annual goals and evaluate total compensation, and recommend compensation to the Board.
•
Evaluate compensation recommendations from the CEO for other NEOs.
•
Evaluate the annual executive incentive compensation plan in light of participation, goals and budgetary considerations.
•
Review broad-based incentive compensation plans to ensure compliance with regulations and laws.
•
Administer the Company’s long-term incentive program.
•
Oversee the application of the Company’s Clawback Policy.
•
Periodically conduct a risk assessment of the Company’s compensation plans and programs.

The CHR Committee approves compensation for all NEOs other than the CEO. The CHR Committee recommends all compensation decisions related to the CEO to the full Board of Directors. The full Board has ultimate responsibility for determining the compensation of our CEO, after considering the recommendation from the CHR Committee.

Role of Compensation Consultant

In 2025, the CHR Committee retained the services of Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), to provide executive compensation consulting services. Aon helped facilitate the executive officer compensation process, including the creation of a compensation peer group for comparing our NEOs’ compensation to the market. Aon reported directly to the CHR Committee, who has the authority, in its sole discretion, to retain any advisor to assist in the performance of its duties or to terminate any advisor to the CHR Committee. The CHR Committee determined that Aon is independent and that there were no conflicts of interest resulting from retaining Aon during 2025, after taking into account the factors set forth in the SEC rules.

Role of Management

Management assists the CHR Committee in recommending agenda items for its meetings and by gathering and producing information for these meetings. The CEO and other executive officers may participate in CHR Committee meetings to provide background information and other requested items but are not present during the voting or discussions of their own compensation. The CEO provides recommendations to the CHR Committee for the other NEOs regarding compensation, performance goals, and other employment-related matters, such as hiring, promotions, terminations or severance payments. The CHR Committee considers the CEO’s recommendations but retains authority to approve or recommend to the Board of Directors compensation decisions to be approved.

Peer Group

In March 2024, the CHR Committee worked with Aon to construct a peer group of banking companies with assets at the time of selection generally between $4.0 and $16.0 billion that have similar business models and that are likely to compete with Hanmi for executive talent. The CHR Committee primarily used the same 2024 peer group to help set the 2025 compensation program for the NEOs. Although the decisions regarding the compensation levels are guided by the information provided from the peer group and market survey data, the CHR Committee does not commit to setting our executive pay levels at any particular percentile of the peer group. The CHR Committee also takes into account the

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EXECUTIVE COMPENSATION

prevailing economic environment, individual performance, experience and the current financial condition of Hanmi. The peer group used for 2025 was as follows:

Bank of Marin Bancorp	National Bank Holdings Corp.
Brookline Bancorp, Inc.	Peapack-Gladstone Financial Corp.
Central Pacific Financial Corp	Preferred Bank
ConnectOne Bancorp, Inc.	RBB Bancorp
CVB Financial Corp.	Sierra Bancorp
Farmers & Merchants Bancorp	Southside Bancshares, Inc.
First Foundation Inc.	Stellar Bancorp
Flushing Financial Corp.	TriCo Bancshares
Heritage Commerce Corp	Triumph Financial, Inc.
Heritage Financial Corp.	Westamerica Bancorporation
Kearny Financial Corp.

2025 Pay Components and Compensation Decisions

Base Salary

Annual base salaries are the fixed portion of our NEOs’ cash compensation and are intended to reward the day-to-day aspects of their roles and responsibilities and to reflect the value that they bring to the Company. Our NEOs’ annual salaries are established after taking into account several factors including the executive’s experience, responsibilities, management abilities, job performance and market compensation information.

Pay adjustments, if any, are generally made annually, after reviewing overall Company performance, individual performance, the affordability of the increases, and the factors discussed in the paragraph above. In 2025, the CHR Committee approved base salary increases for all NEOs, ranging from 5% to 12%. The CHR Committee determined the salary increases for the NEOs based on individual officer performance, the breadth of specific duties and responsibilities assigned to each officer, and a comparison to the peer group and external market data The CHR Committee also considered the fact that the Company experienced growth over the prior two years and NEO salaries had fallen well below the peer group.

The table below shows the NEOs’ annual base salaries in 2024 and 2025. The CHR Committee believes that the 2025 base salaries of Hanmi’s NEOs are competitive with companies of similar size, including those in the peer group.

Name	Title	2024 Base Salary	Increase Percentage	2025 Base Salary
Bonita I. Lee	President & CEO	$780,000	9%	$850,000
Romolo C. Santarosa	Sr. EVP & CFO	$480,000	5%	$504,000
Anthony Kim	Sr. EVP & CBO	$360,000	10%	$396,000
Matthew D. Fuhr	EVP & CCO	$314,609	10%	$346,070
Michael Du	EVP & CRO	$268,667	12%	$300,000

Short-Term Cash Incentives – Annual Incentive Plan (“AIP”)

In accordance with Hanmi’s compensation philosophy, a significant portion of the compensation of our NEOs is performance-based and payable only if pre-established Company and individual performance objectives are achieved. For each NEO, target AIP bonuses are stated as a percentage of annual base salary. The target AIP bonuses payable to the NEOs for 2025 performance were, as a percentage of their respective annual base salary, as follows: Ms. Lee – 85%, Mr. Santarosa – 55%, Mr. Kim – 45%, Mr. Fuhr – 45%, and Mr. Du – 30%. The 2025 target opportunities for Ms. Lee and Mr. Santarosa were increased by 10% and 5%, respectively, from the 2024 levels to align their compensation with the competitive market for similar experience and responsibilities.

The CHR Committee reviews performance against pre-established financial and non-financial goals on an annual basis to determine the short-term cash incentive compensation of our NEOs. Awards under the AIP are substantially based on formulaic scorecard results across weighted performance categories. The CHR Committee reviewed and approved scorecards for each NEO to be used for 2025 performance, which are summarized in the tables below. Payments under

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EXECUTIVE COMPENSATION

the AIP are contingent upon the achievement of pre-established goals relating to objective Company financial metrics for all NEOs, and upon the goals specific to each NEO’s area of responsibility. Each of the metrics has an assigned weight and the CHR Committee established threshold, target, and maximum performance levels for each of the Company financial metrics.

In 2025, the CHR Committee set the threshold payout at 50% of each NEO’s target opportunity upon attaining a threshold level of all the metrics, a target payout of 100% upon attaining 100% of the target level of all the metrics, and a maximum payout of 150% of the target opportunity upon attaining certain maximum performance levels. Payouts are interpolated on a straight-line basis for achievement for a particular performance metric between these three levels of performance. If performance falls below the threshold level for any performance metric, no payment is earned.

The measurements in the AIP for all NEOs are based on the approved 2025 budget in the strategic plan. For 2025, all NEOs were allocated certain weightings of three corporate financial measures: return on average assets (“ROAA”), non-performing assets to total assets (“NPA/Assets”), and efficiency ratio. Ms. Lee's AIP payout was also based on a pre-tax pre-provision income (“PTPP”) target, which is a key financial metric used to measure our core operational profitability.

In early 2025, the CHR Committee set target performance for the financial goals for each NEO under the AIP at levels it considered challenging but with a reasonable likelihood of being achieved and that represented strong levels of performance based on our business outlook, estimated general economic conditions, and our budget for 2025 contained in the strategic plan, which was approved by the Board in 2024.

As shown in the table below, ROAA and Efficiency Ratio were earned at above target, and NPA/Assets was earned at maximum.

	Performance Goals			Actual	Actual Result as % of
Metric	Threshold	Target	Maximum	Result	Target
				Result
ROAA	0.74%	0.92%	1.01%	0.98%	133%

NPA/Assets (1)	0.42%	0.35%	0.28%	0.26%	150%

Efficiency Ratio	61.73%	56.12%	53.31%	54.71%	125%

Each of the NEOs also had additional objective metrics to reflect each individual’s specific area of control and responsibility, while retaining accountability for overall Company profitability, risk management and regulatory compliance. The AIP was designed to allow for objective goal measurement while also allowing for the exercise of judgment by the CHR Committee and the Board of Directors.

Performance measures, weightings, target award opportunities, and results for each NEO are summarized in the tables below.

Bonita I. Lee – President & CEO

		Performance Goals

	Weight	Threshold	Target	Maximum	Actual	Achievement %

ROAA	20%	0.74%	0.92%	1.01%	0.98%	26.5%

PTPP(1)	20%	$98,430,000	$115,800,000	$133,170,000	122,366,000	23.8%

NPA/Assets	15%	0.42%	0.35%	0.28%	0.26%	22.5%

Efficiency Ratio	15%	61.73%	56.12%	53.31%	54.71%	18.8%

Risk Management	15%	Based on internal/external audit and regulatory exam results			See footnote (2)	15%

Strategic Plan / Project / Discretionary	15%	Based on financial and operational goals in key divisions			See footnote (3)	15%

Eligible Salary						$850,000

Target % of Salary						85%

Total Achieved as % of Target						122%

Payout % of Base Salary						103.33%

Actual Payout						$878,347

(1)
PTPP is calculated by adding net interest income and noninterest income less total noninterest expense for the year ended December 31, 2025.

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EXECUTIVE COMPENSATION

(2)
The risk management metric achievement is based on the Company’s satisfactory regulatory exam results and internal/external audits, maintaining strong asset quality, and other risk management achievements during the performance period.
(3)
The strategic plan / project / discretionary metric is based on financial and operational achievements in key divisions, including expanding the deposit portfolio by 24% from the Corporate Korea initiative, expanding the C&I portfolio by 25%, increased annual loan production and SBA 7a organic loan production, successful execution on the residential loan sale program, opening a Georgia branch, successful key talent management and recruitment, maintaining the stock buyback program, and other key financial and operational achievements.

Romolo C. Santarosa – Sr. EVP & CFO

		Performance Goals

	Weight	Threshold	Target	Maximum	Actual	Achievement %

ROAA	20%	0.74%	0.92%	1.01%	0.98%	26.5%

NPA/Assets	15%	0.42%	0.35%	0.28%	0.26%	22.5%

Efficiency Ratio	15%	61.73%	56.12%	53.31%	54.71%	18.8%

Risk Management	10%	Based on internal/external audit and regulatory exam results			See footnote (1)	10%

Strategic Plan / Division Projects	30%	Based on financial and operational goals in key divisions			See footnote (2)	30%

Discretionary	10%	Progress on succession planning			See footnote (3)	10%

Eligible Salary						$504,000

Target % of Salary						55%

Total Achieved as % of Target						118%

Payout % of Base Salary						64.78%

Actual Payout						$326,515

(1)
The risk management metric achievement is based on the Company’s satisfactory bank regulatory exam results and internal and external audits ratings and other risk management achievements during the performance period.
(2)
The strategic plan / division projects metric is based on financial and operational achievements in key divisions, including achieving the strategic plan growth goals, successfully implementing certain banking administration systems, and substantially achieving IT and operations projects.
(3)
The discretionary component metric achievement is based on the substantial progress made on succession planning initiatives for key executive roles and other key operational achievements.

Anthony Kim – Sr. EVP & CBO

		Performance Goals

	Weight	Threshold	Target	Maximum	Actual	Achievement %

ROAA	15%	0.74%	0.92%	1.01%	0.98%	19.9%

NPA/Assets	15%	0.42%	0.35%	0.28%	0.26%	22.5%

Efficiency Ratio	10%	61.73%	56.12%	53.31%	54.71%	12.5%

Loan Balance Budget(1)	5%	~$4.61B	~$5.77B	~$6.9B	~$5.85B	5.2%

Loan Production Budget(1)	5%	~$869.6M	~$1.09B	~$1.30B	~$1.26B	7.0%

Total Deposit Budget(1)	5%	~$5.2B	~$6.5B	~$7.8B	~$6.4B	4.9%

DDA Budget(1)	5%	~$1.75B	~$2.18B	~$2.62B	~$2.0B	3.9%

Income Budget(1)	10%	~$119.2M	~$149.06M	~$178.9M	~$142.97M	9.0%

Strategic Plan / Project / Discretionary	20%	Based on financial and operational goals in assigned divisions			See footnote (2)	21.5%

Risk Management	10%	Based on internal/external audit and regulatory exam results			See footnote (3)	10.0%

Eligible Salary						$396,000

Target % of Salary						45%

Total Achieved as % of Target						116%

Payout % of Base Salary						52.36%
Actual Payout						$207,353

(1)
As applied to Mr. Kim’s assigned divisions, which excludes Small Business Administration loans and commercial equipment leasing division.
(2)
The strategic plan / project / discretionary metric is based on certain financial and operational achievements in Mr. Kim’s assigned divisions, including increasing loans and deposits from the Corporate Korea initiative, achievement of the mortgage sale goals, successful branch relocation, consolidating, and opening, implementing new business verticals, meeting deposit campaign goals, and successfully implementing the banking administration system.
(3)
The risk management metric achievement is based on monitoring and management of risk, including the results from regulatory exams and satisfactory internal and external audits during the performance period.

Annual Meeting Proxy Statement 2026 27

EXECUTIVE COMPENSATION

Matthew D. Fuhr – EVP & CCO

		Performance Goals

	Weight	Threshold	Target	Maximum	Actual	Achievement %

ROAA	20%	0.74%	0.92%	1.01%	0.98%	26.5%

NPA/Assets	20%	0.42%	0.35%	0.28%	0.26%	30.0%

Efficiency Ratio	10%	61.73%	56.12%	53.31%	54.71%	12.5%

Risk Management	20%	Based on results from regulatory exams and internal/external audits, and portfolio management			See footnote (1)	20%

Strategic Plan	10%	Based on support of initiatives in business units			See footnote (2)	10%

Project	10%	Implementation targets for a strategic project			See footnote (3)	5%

Discretionary	10%	Discretionarily assessed based on personal performance factors			See footnote (4)	5%

Eligible Salary						$346,070

Target % of Salary						45%

Total Achieved as % of Target						109%

Payout % of Base Salary						49.07%

Actual Payout						$169,801

(1)
The risk management metric achievement is based on the satisfactory results from internal and external audits and regulatory examinations during the performance period and successful portfolio management.
(2)
The strategic plan metric achievement is based on support of key strategic and operational initiatives in certain business units, which included establishing policies and procedures for certain lending initiatives.
(3)
The project goal achievement is based on continued successful implementation of bank administration systems.
(4)
The discretionary metric achievement is based on the successful resolution and recovery of certain outstanding loans.

Michael Du – EVP & CRO

		Performance Goals

	Weight	Threshold	Target	Maximum	Actual	Achievement %

ROAA	10%	0.74%	0.92%	1.01%	0.98%	13.3%

NPA/Assets	10%	0.42%	0.35%	0.28%	0.26%	15%

Efficiency Ratio	10%	61.73%	56.12%	53.31%	54.71%	12.5%

Financial Crimes	10%	Based on enhancements to financial crime prevention capabilities			See footnote (1)	10%

Information Security	10%	Based on enhancements to information security and privacy programs			See footnote (2)	8%

Compliance	10%	Based on enhancements to compliance management system			See footnote (3)	8%

Risk Management	15%	Based on enhancements to risk management program			See footnote (4)	15%

Risk Management Results	15%	Based on internal/external audit and regulatory exam results			See footnote (5)	15%

Discretionary	10%	Staffing and talent management for risk organization			See footnote (6)	10%

Eligible Salary						$300,000

Target % of Salary						30%

Total Achieved as % of Target						107%

Payout % of Base Salary						32.03%

Actual Payout						$96,096

(1)
The financial crimes metric achievement is based on the operational goals related to enhancing financial crime prevention capabilities, including identifying new security systems and expanding use of fraud prevention technologies and techniques.
(2)
The information security metric achievement is based on the progress made on IT strategy and data security goals, including evaluating security monitoring tools and selecting new programs.
(3)
The compliance metric achievement is based on the progress made on improving the Company’s compliance programs, including monitoring regulatory rule compliance and developing a new regulatory matrix.
(4)
The risk management metric achievement is based on successfully leading enhancements to the Company’s risk management programs, including implementing an updated risk assessment process, adopting and integrating new risk management processes and data governance tools, adopting certain policy updates made to align with current operations and regulatory expectations, and the achievement of other key risk management goals.
(5)
The risk management results metric achievement is based on the Company’s successful regulatory and compliance exam results and satisfactory internal audit ratings during the performance period.
(6)
The discretionary metric achievement is based on hiring new risk organization leaders and mentoring managers to expand their risk oversight experience and other risk management achievements during the performance period.

28 Annual Meeting Proxy Statement 2026

EXECUTIVE COMPENSATION

Long-Term Incentives

Long-term incentive awards, such as restricted stock and performance-based stock units, are the third key component of our NEOs’ total compensation. The CHR Committee believes employee stock ownership is important for our NEOs to align the interests of executives and stockholders. The CHR Committee also believes equity-based compensation complements the short-term cash incentive compensation and helps balance short-term decisions with long-term outcomes. This compensation approach limits an executive’s ability to reap short-term gains at the expense of Hanmi’s long-term success. This is also an important tool in retaining NEOs.

We currently provide long-term incentive awards to our executive officers through our stockholder approved 2021 Equity Compensation Plan (“2021 Plan”). The CHR Committee approves all equity award grants and acts as an administrator of the 2021 Plan. The Company does not have a policy or an exact formula regarding the allocation of compensation between cash and equity compensation; rather, the size, timing and other material terms of the long-term incentive awards for our NEOs are made at the discretion of the CHR Committee. Factors considered by the CHR Committee include each executive’s performance, previous grant history and stock ownership level, comparison to our peer group, and retention needs.

In 2025, the CHR Committee continued using a long-term incentive award program mix for NEOs of 55% performance-based restricted stock units and 45% time-based restricted stock grants. For 2025, the CHR Committee determined the aggregate dollar value of the performance-based restricted stock units and time-based restricted stock granted to each NEO as a percentage of the NEO’s base salary on the date of grant as set forth in the table below, with the target performance-based restricted stock units and time-based restricted stock amounts determined by dividing the applicable percentage of the NEO’s base salary by the fair market value of Hanmi’s common stock on the grant date. The percentage of base salary was based on the NEO’s position, responsibilities, comparison to peer and market practices for comparable positions, and historical and expected contributions to Hanmi. The CHR Committee approved increases to the 2025 target long-term incentive opportunities for Ms. Lee by 25% and for Messrs. Fuhr and Du each by 5% based on these factors.

For 2025, the CHR Committee added TBV Accretion as compared to companies in the KBW Index (“relative TBV Accretion”) as a metric for the performance-based restricted stock units granted to NEOs. The CHR Committee believes that the use of relative TBV Accretion along with TSR as compared to companies in the KBW Index, in combination, aligns with peer and market practice and provides a balanced and rigorous measurement of the Company’s relative performance and the creation of long-term stockholder value

2025 Time-Based Restricted Stock Grants

•
On March 26, 2025, the CHR Committee granted shares of restricted stock to our NEOs, at which time our closing price was $22.89 per share. The shares vest in three equal annual installments beginning on the first anniversary of the date of grant.
•
The award size for these NEOs was determined in part on existing equity ownership levels, a review of past grant sizes, competitive market practices, contributions to Hanmi’s performance results and retention considerations.

2025 Performance-Based Restricted Stock Units

•
On March 26, 2025, the CHR Committee granted shares of performance-based restricted stock units to our NEOs.
•
Performance-based restricted stock units may vest at the end of the three-year performance period based on the achievement of two equally weighted metrics (50% each), the Company’s TSR and TBV Accretion with each compared to companies in the KBW Index for a three-year performance period. No shares will be issued under each portion if the Company’s TSR or TBV Accretion is below the 35th percentile of the KBW Index for the three-year performance period.
•
At the 35th percentile for TSR or TBV Accretion achievement (Threshold) for the three-year performance period, 50% of the units granted for each portion will be earned. At the 50th percentile for TSR or TBV Accretion achievement (Target) for the three-year performance period, 100% of the units granted for each portion will be earned. At the 75th percentile for TSR or TBV Accretion achievement (Maximum) for the three-year performance period, 150% of the units granted for each portion will be earned. Performance on each portion between the 35th and 50th percentiles and between the 50th and 75th percentiles for the three-year performance period will be determined by linear interpolation.
•
If the Company’s absolute TSR for the performance period is a negative number (without regard to the TSR of the KBW Index), then irrespective of the Company’s relative TSR to the KBW Index, the number of units earned and shares issued for the TSR portion will be capped at the Target level.

Annual Meeting Proxy Statement 2026 29

EXECUTIVE COMPENSATION

•
The number of performance-based restricted stock units earned will equal the sum of the TSR portion earned and the TBV Accretion portion earned for the performance period.
•
The following chart outlines the Company’s potential level of achievement and associated earning of units and issuance of shares for the three-year period under each of the TSR and TBV Accretion portions:

Company Percent Rank vs. KBW Index	Percent of Total Number Earned and Vested

Below 35th Percentile	0%

35th Percentile	50%

50th Percentile	100%

75th Percentile	150%

The CHR Committee granted the following performance-based restricted stock units and time-based restricted stock to each of the NEOs in 2025:

	2025 Long-Term Incentive Target Awards
Named Executive Officer	Total Target Equity Award Opportunity as a % of Salary	Time-Based Restricted Stock (#)	Performance- Based Restricted Stock Units (#)

Bonita I. Lee	125%	15,335	18,742

Romolo C. Santarosa	55%	5,191	6,344

Anthony Kim	45%	3,185	3,893

Matthew D. Fuhr	40%	2,784	3,402

Michael Du	35%	1,585	1,937

2022 Performance-Based Restricted Stock Units

The performance-based restricted stock units granted to NEOs in March 2022 had a three-year performance period that ended on March 22, 2025. In March 2025, the CHR Committee certified the performance of these performance-based restricted stock units based on the Company’s relative TSR percentile ranking against the KBW Index. For the performance period, the Company’s TSR was 4.94%, which ranked at the 46th percentile of the KBW Index, resulting in a payout of 86.11% of the target number of performance-based restricted stock units granted in 2022.

Payout percentages at various levels of performance for these performance-based restricted stock units are illustrated in the table below.

Company TSR Percent Rank vs. KBW Index	Percent of Total Number Earned and Vested

Below 35th Percentile	0%

35th Percentile	50%

50th Percentile	100%

75th Percentile	150%

30 Annual Meeting Proxy Statement 2026

EXECUTIVE COMPENSATION

The following table lists the number of 2022 performance-based restricted stock units earned by applicable NEOs for this three-year performance period. These performance-based restricted stock units vested in March 2025.

2022 Performance- Based Restricted Stock Units Earned at 86.11% (#)
Bonita I. Lee	12,266
Romolo C. Santarosa	3,963
Anthony Kim	1,982
Matthew D. Fuhr	1,586
Michael Du	1,129

Additional Compensation Elements

Executive Perquisites

Our NEOs receive the following benefits in addition to their other compensation: technology allowance, automobile allowance, gas allowance, wellness benefit and gift cards for the holidays. Mr. Santarosa receives a membership to a social club. Ms. Lee also receives memberships to a country club and social club, company-provided welfare benefits and additional term life insurance. These benefit amounts are detailed in the “Summary Compensation Table.”

Broad-Based Benefits Programs

Our NEOs participate in the benefit programs that are available to all full-time employees. These benefits include health, dental, vision, life insurance, short-term and long-term disability insurance, healthcare reimbursement accounts, paid vacation, paid sick leave, 401(k) plan matching contributions, and a year of service award upon achieving certain years of service milestones with the Company.

Other Compensation Considerations

Insider Trading Policy

Our Board has adopted an Insider Trading Policy, that governs the purchase, sale and/or other disposition of the Company’s securities and is applicable to all of our directors, officers, and employees. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as listing standards applicable to the Company. A copy of our Insider Trading Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 27, 2026.

Pledging and Hedging Policies

None of the executive officers, directors, employees, consultants and contractors of the Company who receive or have access to material nonpublic information may directly or indirectly engage in short sales, hedging, share lending, or the purchase or sale of any type of derivatives including but not limited to options, warrants, puts, calls, cash settled or other swaps or synthetic securities or any other similar instruments involving Company securities. Directors and Senior Vice Presidents and above are also prohibited from holding Company securities in a margin account or pledging Company securities as security for a loan.

Clawback Policy

The Board adopted the Hanmi Financial Corporation Clawback Policy in 2023 to comply with rules adopted by the SEC and Nasdaq to implement the applicable provision of the Dodd-Frank Wall Street Reform and Consumer Protection Act relating to the recoupment of incentive-based compensation. The policy applies if the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the Federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The incentive-based compensation subject to clawback is the incentive-based compensation received by an executive officer during the three completed fiscal years immediately preceding the date that the Company is required to prepare an accounting restatement. The amount of

Annual Meeting Proxy Statement 2026 31

EXECUTIVE COMPENSATION

incentive-based compensation subject to the clawback policy is the amount of incentive-based compensation received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts in the Company’s financial statements and computed without regard to any taxes paid.

Furthermore, under the policy, the Company is prohibited from indemnifying any current or former executive officer against the loss of erroneously awarded incentive-based compensation and from paying or reimbursing an executive officer for purchasing insurance to cover any such loss. In addition, the Company has a clawback policy consistent with the requirements of Section 304 of the Sarbanes-Oxley Act that mandates the recovery of incentive awards that would not have otherwise been paid in the event we are required to restate our financial statements due to non-compliance with any financial reporting requirements as a result of misconduct. In that case, the CEO and CFO must reimburse the Company for: (i) any bonus or other incentive, or equity-based compensation received during the twelve months following the first public issuance or filing with the SEC (whichever first occurs) of the non-complying document; and (ii) any profits realized from the sale of our securities during those twelve months.

Stock Ownership Guidelines

The CHR Committee adopted the following stock ownership guidelines for the CEO and CFO. The CEO is required to hold shares of the Company’s common stock valued at five times her base salary and the CFO is required to hold shares of the Company’s common stock valued at one and one-half times his base salary. This goal must be obtained within five years from the first day in their respective role. Once the guidelines are met, if the stock price decreases, the executive will not be required to acquire additional shares. Until the stock ownership guidelines are met, the executive will be required to retain at least 50% of the shares granted to him or her by the Company (50% of the shares granted may be used to satisfy tax withholding requirements). Ms. Lee and Mr. Santarosa are in compliance with the stock ownership guidelines. For director stock ownership guidelines, see Director Stock Ownership Guidelines section beginning on page 12.

Discussion of Equity Unit Award Grant Timing

The Company does not have a written policy related to the time as to when equity awards are granted during the year. The CHR Committee currently grants restricted stock and performance-based restricted stock units to our executive officers, and restricted stock to other key employees. The Board currently grants restricted stock to our directors. Equity awards are granted to our executive officers and other key employees under the long-term incentive plan. The equity awards for our executive officers and other employees are made in the spring of each year during the annual review cycle. In the case of our directors, the grant date is in May of each year and falls on the date we hold our annual meeting. The CHR Committee or Board may make off cycle equity awards from time to time on an as-needed basis as circumstances warrant. The Company does not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Compensation Policy Risk Assessment

The CHR Committee reviews the compensation of our NEOs, as well as the overall compensation practices for the organization. Performance incentive programs and annual salary adjustments are reviewed and approved by the CHR Committee for all NEOs, with the exception of the CEO, whose compensation is reviewed by the CHR Committee and recommended to our full Board for ratification. An important aspect of the review is an assessment of whether the programs encourage our NEOs or any other employee of Hanmi to take unacceptable risk, in the short or long term.

Upon due consideration of these items, the CHR Committee believes that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on its business or operations.

TAX DEDUCTIBILITY OF EXECUTIVE OFFICER COMPENSATION

Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) limits to $1.0 million the deduction that a publicly traded company is permitted to take for annual compensation paid to each “covered employee.” For 2025, a “covered employee” includes any person who served as a CEO or CFO of a company at any time during a fiscal year and the three other most highly compensated executive officers for that fiscal year and any other person who was a covered employee in a previous taxable year after December 31, 2016. The CHR Committee may determine to award compensation that exceeds the deductibility limit under 162(m) or otherwise pay non-deductible compensation when it believes that other considerations outweigh the tax deductibility of compensation.

32 Annual Meeting Proxy Statement 2026

EXECUTIVE COMPENSATION

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

The CHR Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the CHR Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

This Compensation and Human Resources Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent the Company incorporates this report by specific reference.

Compensation and Human Resources Committee of the Board

Christie K. Chu (Chairperson)
Harry H. Chung
Gloria J. Lee
James A. Marasco
David L. Rosenblum
Michael M. Yang

SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation paid to or earned by each of the NEOs for the years ended December 31, 2025, 2024, and 2023.

				Non-Equity
				Incentive
			Stock	Plan	All Other
Name and Principal		Salary	Awards	Compensation	Compensation	Total
Position	Year	($) (1)	($) (2)	($) (3)	($) (4)	($)

Bonita I. Lee	2025	831,154	765,966	878,347	82,829	2,558,296

President & CEO	2024	780,000	803,409	603,893	81,000	2,268,302

	2023	762,500	715,010	515,738	80,517	2,073,765

Romolo C. Santarosa	2025	497,539	259,278	326,515	65,309	1,148,641

Sr. EVP & CFO	2024	480,000	278,416	247,913	60,004	1,066,333

	2023	470,631	244,872	204,042	58,418	977,963

Anthony Kim	2025	386,308	159,096	207,353	37,937	790,693

Sr. EVP & CBO	2024	360,000	171,030	150,198	37,807	719,035

	2023	348,693	143,130	140,663	38,025	670,511

Matthew D. Fuhr	2025	337,599	139,046	169,801	37,616	684,062

EVP & CCAO	2024	314,609	149,457	143,506	36,619	644,191

	2023	309,814	118,749	127,026	35,665	591,254

Michael Du	2025	291,564	79,166	96,096	33,844	500,671

EVP & CRO	2024	268,667	96,747	75,655	30,064	471,133

	2023	264,573	76,062	65,250	29,557	435,441

(1)
Represent salaries earned during the fiscal year shown.
(2)
Amounts in this column represent the aggregate grant date fair value of stock awards for the year indicated in accordance with FASB ASC Topic 718. For 2025, the grant date fair value of time-based restricted stock awards is calculated using the closing market price of our common stock on the grant date ($22.89). For 2025, the aggregate per-share grant date fair value for the performance-based restricted stock was determined in accordance with FASB Topic 718, which resulted in a per-share grant date fair value of $22.14. The relative TBV Accretion portion was calculated using the closing market price of our common stock on the grant date ($22.89). The relative TSR portion, a market-based condition, was derived from a Monte Carlo simulation ($21.39). The maximum grant date fair value of the performance-based restricted stock units granted to each NEO in 2025 is $622,422 for Ms. Lee, $210,684 for Mr. Santarosa, $129,287 for Mr. Kim, $112,980 for Mr. Fuhr, and $64,328 for Mr. Du. For additional information on the valuation assumptions for these grants, see Note 15 (Share-Based Compensation) to our Consolidated Financial Statements included in our Form 10-K for the year-ended December 31, 2025.

Annual Meeting Proxy Statement 2026 33

EXECUTIVE COMPENSATION

(3)
Represent the performance-based cash bonuses earned under the AIP during the year indicated. For a more complete description of the bonuses earned by the NEOs for 2025, see “Compensation Discussion and Analysis – 2025 Pay Components and Compensation Decisions – Short-Term Cash Incentives – Annual Incentive Plan.”
(4)
All Other Compensation for 2025 consisted of the following:

	401(k)	Cost of	Perquisites &
	Employer	Personal Life	Other
	Contributions	Insurance	Benefits	Total
Name	($)	($)	($) (a)	($)
Bonita I. Lee	21,000	5,628	56,201	82,829
Romolo C. Santarosa	21,000		44,309	65,309
Anthony Kim	21,000		16,937	37,937
Matthew D. Fuhr	21,000		16,616	37,616
Michael Du	21,000		12,844	33,844

(a)
Perquisites consist of auto allowance for the NEOs, which totaled $36,000 for Ms. Lee and $26,220 for Mr. Santarosa, holiday gift cards, social and country club dues for Ms. Lee, social club dues for Mr. Santarosa, gas allowance, year of service awards, and a technology allowance. Unless specified, none of the perquisites individually exceeded the greater of $25,000 or 10% of the total amount of perquisites for each NEO.

GRANTS OF PLAN-BASED AWARDS

The following table provides information concerning plan-based awards granted or awarded during 2025 to each of the NEOs.

									All Other
									Stock Awards:	Grant Date
			Estimated Future Payouts Under Non-Equity Incentive			Estimated Future Payouts Under Equity Incentive			Number of Shares of	Fair Value Of Stock
			Plan Awards (1)			Plan Awards (2)			Stock	and Option
		Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Awards
Name	Award Type	Date	($)	($)	($)	(#)	(#)	(#)	(#) (3)	($) (4)

Bonita I. Lee	Annual Incentive Plan		361,250	722,500	1,083,750
	Time-Based Restricted Stock	3/26/2025							15,335	351,018
	Performance-Based Restricted Stock Units	3/26/2025				9,371	18,742	28,113		414,948

Romolo C. Santarosa	Annual Incentive Plan		138,600	277,200	415,800
	Time-Based Restricted Stock	3/26/2025							5,191	118,822
	Performance-Based Restricted Stock Units	3/26/2025				3,172	6,344	9,516		140,456

Anthony Kim	Annual Incentive Plan		89,100	178,200	267,300
	Time-Based Restricted Stock	3/26/2025							3,185	72,905
	Performance-Based Restricted Stock Units	3/26/2025				1,947	3,893	5,840		86,191

Matthew D. Fuhr	Annual Incentive Plan		77,866	155,732	233,597
	Time-Based Restricted Stock	3/26/2025							2,784	63,726
	Performance-Based Restricted Stock Units	3/26/2025				1,701	3,402	5,103		75,320

Michael Du	Annual Incentive Plan		45,000	90,000	135,000
	Time-Based Restricted Stock	3/26/2025							1,585	36,281
	Performance-Based Restricted Stock Units	3/26/2025				969	1,937	2,906		42,885

(1)
The Annual Incentive Plan provides a cash payout based on performance. The amounts disclosed in these columns reflect the threshold, target, and maximum annual cash incentive opportunities for NEOs in 2025. The amount of the annual cash incentive opportunity is based on the base salary of the NEO for the year. Threshold performance results in a payout at 50% of target and maximum payout is 150% of target. Linear interpolation is used to determine the applicable payout amount between the threshold and target and between the target and maximum. See the “Non-Equity Incentive Plan Compensation” column in the “Summary Compensation Table” for actual 2025 bonuses paid.
(2)
Amounts in these columns represent the award of performance-based restricted stock units granted to all NEOs. The indicated threshold, target and maximum amounts correspond to the number of shares that would be earned if specified threshold, target and maximum targets were achieved (with linear interpolation for performance between the threshold and target and target and maximum levels). For more information on the 2025 performance-based restricted stock unit awards, see the Compensation Discussion and Analysis – 2025 Pay Components and Compensation Decisions – Long Term Incentives section.
(3)
Amounts disclosed in this column reflect the number of restricted stock awards granted to our NEOs in 2025.
(4)
Amounts in this column represent the grant date fair values of stock awards granted to our NEOs in 2025 in accordance with FASB ASC Topic 718. The grant date fair value of the time-based restricted stock awards was calculated using the closing market price of our common stock on the grant

34 Annual Meeting Proxy Statement 2026

EXECUTIVE COMPENSATION

date. The aggregate per-share grant date fair value for the performance-based restricted stock units, as determined in accordance with FASB ASC Topic 718, was $22.14. The aggregate grant date fair value for the performance-based restricted stock units was calculated using the Company’s closing market price of our common stock on the grant date for the TBV Accretion portion and the value of the relative TSR portion, a market-based condition, was derived from a Monte Carlo simulation method. For additional information on the valuation assumptions, see Note 15 (Share-Based Compensation) to our Consolidated Financial Statements included in our Form 10-K for the year-ended December 31, 2025.

Employment and change in control Agreements

Bonita I. Lee

In February 2022, the Company entered into an amended and restated employment agreement with Ms. Lee (the “Lee Amended Agreement”) to clarify the terms of her annual bonus and change in control cash severance payment. The Lee Amended Agreement superseded and replaced the employment agreement between the Company and Ms. Lee, dated as of February 26, 2020 as amended in August 2021. In March 2025, the Company entered into a First Amendment to the Lee Amended Agreement, extending the term of the agreement to April 28, 2028, or if earlier, upon termination of employment. On April 28, 2028, and on each subsequent anniversary, the term of the Lee Amended Agreement will automatically renew for an additional year, unless either party provides written notice of non-renewal. All other terms of the Lee Amended Agreement remain in effect. The terms of the Lee Amended Agreement are described below.

•
COMPENSATION: The initial annual base salary for Ms. Lee is $715,000, which may be increased, but not decreased (as indicated above, the CHR Committee approved Ms. Lee’s base salary of $850,000 for 2025), in the sole discretion of the Board. Under the terms of her employment agreement, Ms. Lee is eligible to receive an annual cash bonus pursuant to the annual cash bonus plan. Under the Lee Amended Agreement, Ms. Lee is entitled to participate in employee benefit plans for which she may be eligible and will receive certain perquisites, including a monthly automobile allowance of $3,000, payment of membership club dues not to exceed $20,000 annually, Company-provided welfare benefits, including but not limited to medical, dental, vision and life insurance coverage, and 25 days of paid vacation annually. In addition, the Lee Amended Agreement provides Ms. Lee with term life insurance coverage of up to $1,000,000, or such lesser amount as can be purchased for an annual premium of $25,000, during the term of the Lee Amended Agreement.
•
TERMINATION WITHOUT CAUSE OR FOR GOOD REASON: The termination provisions provide that if Ms. Lee’s employment is terminated either by the Company without “cause” or by her for “good reason,” in either case, other than within eighteen months following a “change in control,” and subject to Ms. Lee’s execution of a general release of claims, Ms. Lee will be entitled to receive the following severance payments and benefits: (i) continued payment of her then-current annual base salary for twelve months following the date of termination, (ii) a lump-sum payment equal to the pro-rated portion of her prior year’s annual bonus based on the number of days worked during the year of termination, (iii) accelerated vesting of any unvested time-based equity awards held by Ms. Lee that would have vested if Ms. Lee’s employment had continued for one year following the date of termination, and (iv) continued health insurance benefits at the Company’s expense under COBRA for up to eighteen months.
•
TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL: The change in control termination provisions provide that if, within eighteen months following a change in control, Ms. Lee’s employment with the Company is terminated either by the Company without cause or by her for good reason, and subject to Ms. Lee’s execution of a general release of claims, Ms. Lee will be entitled to receive the following severance payments and benefits: (i) a lump sum payment equal to two and one-half times the sum of her then-current annual base salary and the greater of her then-average annual bonus earned over the prior three consecutive calendar years or her then-target annual bonus (which is at “target” under the AIP), and (ii) continued health insurance benefits at the Company’s expense under COBRA for up to eighteen months.
•
TERMINATION DUE TO DEATH OR DISABILITY: The termination provisions related to death or disability provide that if Ms. Lee’s employment terminates due to her death or disability, then she or her estate, as applicable, will be entitled to receive a lump-sum payment equal to the pro-rated portion of her prior year’s annual bonus based on the number of days worked during the year of termination.
•
CHANGE IN CONTROL: In the event of a change in control of the Company, Ms. Lee’s time-based equity awards will fully vest and performance-based equity awards will be treated in accordance with the terms of the applicable equity plan or award agreements.
•
EQUITY AWARDS: In the event of Ms. Lee’s termination for any of the reasons set forth above, Ms. Lee’s performance-based equity awards will be treated in accordance with the terms of the applicable award agreements.

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EXECUTIVE COMPENSATION

•
RESTRICTIVE COVENANTS: Ms. Lee remains subject to the confidentiality, non-solicitation and other covenants included in her restrictive covenant agreements with the Company and the non-disparagement covenant set forth in the Lee Amended Agreement. If any payments or benefits provided to Ms. Lee in connection with a change in control are subject to excise taxes as a result of the application of Sections 280G and 4999 of the Internal Revenue Code, such payments and benefits will be reduced so that no excise tax is payable, but only if this reduction results in a more favorable after-tax position for her.

Romolo C. Santarosa

In February 2020, the Company entered into an amended employment agreement with Mr. Santarosa to clarify the change in control cash severance payment. The amended agreement superseded and replaced his employment agreement entered into in July 2019. In July 2022, the Company entered into a first amendment to the amended and restated employment agreement with Mr. Santarosa (“Santarosa Amended Agreement”) that extended the term of the employment agreement. In March 2025, the Company entered into a second amendment to the Santarosa Amended Agreement, extending the term of the agreement to December 31, 2027, or if earlier, upon termination of employment. On December 31, 2027, and on each subsequent anniversary, the term of the Santarosa Amended Agreement will automatically renew for an additional year, unless either party provides written notice of non-renewal. All other terms of the Santarosa Amended Agreement remain in effect. The terms of the Santarosa Amended Agreement are described below.

•
COMPENSATION: The initial base salary of Mr. Santarosa is $400,000 (as indicated above, the CHR Committee approved Mr. Santarosa’s base salary of $504,000 for 2025), and may be increased, but not decreased (except in limited circumstances set forth in the employment agreement) by the Board, based on the recommendation of the CHR Committee. Mr. Santarosa is also entitled to participate in employee benefit plans for which he may be eligible and fringe benefits to which the Company’s senior executives are entitled.
•
TERMINATION WITHOUT CAUSE OR FOR GOOD REASON: The Santarosa Amended Agreement provides that if Mr. Santarosa’s employment is terminated either by the Company without “cause” or by him for “good reason,” in either case, other than within eighteen months following a “change in control,” and subject to Mr. Santarosa’s execution of a general release of claims, Mr. Santarosa will be entitled to receive the following severance payments and benefits: (i) continued payment of his then-current annual base salary for twelve months following the date of termination, (ii) a lump-sum payment equal to the pro-rated portion of his prior year’s annual bonus based on the number of days worked during the year of termination, (iii) accelerated vesting of unvested time-based equity awards held by Mr. Santarosa that would have vested if Mr. Santarosa’s employment had continued for one year following the date of termination, and (iv) continued health insurance benefits at the Company’s expense under COBRA for up to eighteen months.
•
TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL: If, within eighteen months following a change in control, Mr. Santarosa’s employment with the Company is terminated either by the Company without cause or by Mr. Santarosa for good reason, and subject to Mr. Santarosa execution of a general release of claims, he will be entitled to receive the following severance payments and benefits: (i) a lump sum payment equal to two times the sum of his then-current annual base salary and the greater of his then-average annual bonus earned over the prior two consecutive calendar years or his then-target annual bonus, and (ii) continued health insurance benefits at the Company’s expense under COBRA for up to eighteen months.
•
TERMINATION DUE TO DEATH OR DISABILITY: If Mr. Santarosa’s employment terminates due to his death or disability, then he or his estate, as applicable, will be entitled to receive a lump-sum payment equal to the pro- rated portion of his prior year’s annual bonus based on the number of days worked during the year of termination.
•
CHANGE IN CONTROL: In the event of a change in control of the Company, Mr. Santarosa’s time-based equity awards will fully vest and performance-based equity awards will be treated in accordance with the terms of the applicable equity plan or award agreements.
•
EQUITY AWARDS: In the event of Mr. Santarosa’s termination for any of the reasons set forth above, Mr. Santarosa’s performance-based equity awards will be treated in accordance with the terms of the applicable award agreements.
•
RESTRICTIVE COVENANTS: Mr. Santarosa also remains subject to the confidentiality, non-solicitation and other covenants included in his restrictive covenant agreement with the Company and the non-disparagement covenant set forth in the Santarosa Amended Agreement. In addition, if any payments or benefits provided to Mr. Santarosa in connection with a change in control are subject to excise taxes as a result of the application of Sections 280G

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EXECUTIVE COMPENSATION

and 4999 of the Internal Revenue Code, such payments and benefits will be reduced so that no excise tax is payable, but only if this reduction results in a more favorable after-tax position for the executive.

Change in Control Agreements

On November 6, 2025, the Company and Bank entered into a change in control agreement with each of Messrs. Kim, Fuhr, and Du (the “Executives”) (collectively, the “CIC Agreements”). The initial term of the CIC Agreements is for 24 months. Commencing on January 1, 2026, and each subsequent January 1st, the term of the CIC Agreements will renew for 24 months, unless either party provides notice of non-renewal of the term at least 60 days before such January 1st renewal date.

If, during the term of the CIC Agreements and within two years following a change in control, the Executive’s employment is terminated by the Company for a reason other than cause, disability, or death or by the Executive for good reason (collectively, a “Qualifying Termination”), then the Company or the Bank will pay a lump sum to the Executive in cash equal to: (a) earned but unpaid base salary through the date of termination; (b) annual cash incentive to be paid at: (i) target for the fiscal year in which the termination occurs (or for the prior fiscal year if the incentive opportunity has not yet been determined), pro-rated through the date of termination or, (ii) if greater, the annual incentive at target in effect immediately before the change in control, pro-rated through the date of termination; (c) all other benefits due under the Company’s compensation and benefits plans; (d) a cash severance payment equal to two times the sum of (i) base salary, and (ii) the greater of the (a) average annual cash incentive earned in the prior three consecutive calendar years, or (b) the annual cash incentive that would be paid or payable at target for the fiscal year in which the termination occurs (or for the prior fiscal year if the incentive opportunity has not yet been determined), as if all performance-related conditions were satisfied. Further, if the Executive timely elects to continue health insurance coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), the Bank will pay directly or, at its election, reimburse them for the cost of such COBRA premiums for a period of up to 18 months.

In addition, the Executive’s time-based equity awards will fully vest as of the date of a change in control and the Executive’s performance-based equity awards will be treated in accordance with the terms of the applicable equity plan and applicable award agreement governing such performance-based equity award. The CIC Agreements include a “best net benefit” provision, that provides that if an excise tax under Sections 280G and 4999 of the Internal Revenue Code would be assessed on the payments or other benefits received under the CIC Agreement in connection with a change in control, they will either (1) receive all the payments and benefits to which they are entitled under the agreement, subject to the excise tax; or (2) have such payments and benefits reduced by the minimum amount necessary so that excise tax will not apply, if such reduction would result in a greater net after-tax benefit.

Annual Meeting Proxy Statement 2026 37

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table provides information relating to outstanding equity awards held by NEOs as of December 31, 2025. None of the NEOs held any stock options at December 31, 2025.

	Option Awards					Stock Awards
											Equity
									Equity		Incentive
			Equity						Incentive		Plan Awards:
			Incentive						Plan Awards:		Market or
			Plan Awards:						Number of		Payout Value
			Number of					Market	Unearned		of Unearned
			Securities			Number of		Value of	Shares,		Shares,
	Number of		Underlying			Shares or		Shares or	Units or		Units or
	Securities Underlying		Unexercised	Option		Units That		Units That	Other Rights		Other Rights
	Unexercised Options		Unearned	Exercise	Option	Have Not		Have Not	That Have		That Have
	Exercisable	Unexercisable	Options	Price	Expiration	Vested		Vested	Not Vested		Not Vested
Name	(#)	(#)	(#)	($)	Date	(#)		($) (1)	(#)		($) (1)
Bonita I. Lee
						5,100	(2)	137,853
						16,195	(3)	437,751
						15,335	(4)	414,505
									27,825	(5)	752,110
									45,000	(6)	1,216,350
									18,742	(7)	506,596
Romolo C. Santarosa
						1,747	(2)	29,927
						5,762	(3)	81,300
						5,191	(4)	203,132
									9,530	(5)	257,582
									15,231	(6)	411,694
									6,344	(7)	171,478
Anthony Kim
						1,021	(2)	14,999
						3,544	(3)	47,523
						3,185	(4)	124,926
									5,570	(5)	150,544
									9,347	(6)	252,636
									3,893	(7)	105,228
Matthew D. Fuhr
						847	(2)	11,999
						3,097	(3)	39,422
						2,784	(4)	109,148
									4,622	(5)	124,919
									8,169	(6)	220,808
									3,402	(7)	91,956
Michael Du						542	(2)	8,527
						2,267	(3)	25,250
						1,585	(4)	79,906
									2,960	(5)	79,995
									4,652	(6)	125,730
									1,937	(7)	52,357
(1)
Amount calculated using the closing stock price of $27.03 as of December 31, 2025.
(2)
On March 10, 2023, our NEOs were granted shares of restricted stock that vest ratably over three years.
(3)
On April 1, 2024, our NEOs were granted shares of restricted stock that vest ratably over three years.
(4)
On March 26, 2025, our NEOs were granted shares of restricted stock that vest ratably over three years.
(5)
On March 10, 2023, our NEOs were awarded performance-based restricted stock units that may vest subject to the Company’s TSR performance relative to companies in the KBW Index at the end of the three-year performance period. Amounts shown are the number of shares that would be earned if the maximum level of performance is met for the three-year performance period.
(6)
On April 1, 2024, our NEOs were awarded performance-based restricted stock units that may vest subject to the Company’s TSR performance relative to companies in the KBW Index at the end of the three-year performance period. Amounts shown are the number of shares that would be earned if the maximum level of performance is met for the three-year performance period.
(7)
On March 26, 2025, our NEOs were awarded performance-based restricted stock units that may vest subject to the Company’s TSR and TBV Accretion performance, weighted equally and each measured relative to companies in the KBW Index at the end of the three-year performance period. Amounts shown are the number of shares that would be earned if the target level of performance is met for the three-year performance period for both portions of this award.

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EXECUTIVE COMPENSATION

OPTION EXERCISES AND STOCK VESTED

The following table shows information as of December 31, 2025, for the NEOs concerning the exercise of stock options and vesting of restricted stock awards and performance-based restricted stock units during 2025. None of the NEOs exercised stock options during 2025 and, therefore, no amounts are reported in the stock option exercise column.

	Option Awards		Stock Awards

			Number of
	Number of Shares	Value Realized	Shares Acquired	Value Realized
	Acquired on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#) (1)	($) (2)

Bonita I. Lee			29,114	649,886

Romolo C. Santarosa			9,763	217,911

Anthony Kim			5,352	119,415

Matthew D. Fuhr			4,440	99,072

Michael Du			3,132	70,095

(1)
Represent the aggregate number of shares of restricted stock and shares subject to performance-based restricted stock units that vested during 2025.
(2)
Reflect the value realized upon vesting of the restricted stock and shares subject to performance-based restricted stock units as calculated based on the price of a share of our common stock on the vesting date, multiplied by the number of shares underlying each award. The value realized on vesting is pre-tax.

Annual Meeting Proxy Statement 2026 39

EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL

Our NEOs may be entitled to certain payments and benefits in the event of a qualifying termination of employment and/or change in control. Our post-employment compensation arrangements are designed to provide reasonable compensation to our NEOs if they are terminated by us without cause or in connection with a change in control. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits.

The CHR Committee and the Board of Directors do not consider specific amounts payable under these post-employment compensation arrangements when establishing annual compensation. The CHR Committee and the Board believe, however, that these arrangements are necessary to offer compensation packages that are competitive.

Employment Agreements. Ms. Lee’s and Mr. Santarosa’s employment agreements provide for certain severance pay and benefits upon a qualifying termination of employment, including in connection with a change in control, in addition to accelerated vesting of certain equity awards in connection with a change in control. For additional information on these employment agreements, see “Employment and Change in Control Agreements” section above.

CIC Agreements. The cash severance and other benefits under the CIC Agreements for Messrs. Kim, Fuhr, and Du are payable for a qualifying termination in connection with a change in control occurring during the term of these agreements. For additional information on these CIC Agreements, see the “Employment and Change in Control Agreements” section above.

Performance Based Restricted Stock Units.

•
All shares of performance-based restricted stock units granted under the 2021 Plan will only vest upon the occurrence of a “Change in Control” (as defined in the 2021 Plan) that is coincident with or followed by the termination of the NEO’s employment without “Cause” or by the NEO for “Good Reason” (as those terms are defined in the 2021 Plan or award agreements) and these performance-based restricted stock units will vest upon actual achievement of the performance goals measured through the date of the qualifying termination. Any units that do not become vested based on the actual performance through the date of the change in control will be forfeited.
•
If the NEO’s employment is terminated by the Company without “Cause” or by the executive for “Good Reason” (as those terms are defined in the in the 2021 Plan), the performance-based restricted stock units granted under the 2021 Plan will vest on the date of termination based on actual achievement of the performance goals measured through the date of termination, pro-rated for the number of days worked during the performance period. Any units that do not become vested based on the actual performance through the date of the change in control will be forfeited.

Restricted Stock. As noted above in the Employment and Change in Control Agreements section, the time-based restricted stock awards held by the NEOs will automatically vest upon the occurrence of a “Change in Control” (as defined in their employment agreements or the CIC Agreements, as applicable) pursuant to their respective employment or CIC agreements.

Voluntary Termination and Termination for Cause. Upon voluntary termination or termination by the Company for cause NEOs would forfeit all unvested equity and are not eligible to receive any termination- related compensation, except payments for services performed or benefits already accrued.

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EXECUTIVE COMPENSATION

The tables below set forth for each of the NEOs the amount of the severance payments and benefits and the accelerated vesting of equity awards that the NEOs would have been entitled to upon various change in control and termination of employment events as described above, assuming that a change in control and/or termination of employment occurred on December 31, 2025.

				Health
		Accelerated		and
	Cash	Vesting of		Welfare
	Severance	Stock Awards		Benefits	Total
Name	($)	($) (1) (2)		($)	($)

Bonita I. Lee (3)
Termination Without Cause or for Good Reason	1,572,681	2,037,516		50,697	3,660,894
Qualifying Termination in Connection with a Change in Control	4,050,038	3,468,711	(6)	50,697	7,569,446
Death or Disability (5)	722,681				722,681
Change in Control		990,109			990,109

Romolo C. Santarosa (4)
Termination Without Cause or for Good Reason	774,840	696,774		37,768	1,509,383
Qualifying Termination in Connection with a Change in Control	1,585,327	1,185,236	(6)	37,768	2,808,331
Death or Disability (5)	270,840				270,840
Change in Control		343,281			343,281

Anthony Kim
Termination Without Cause or for Good Reason		316,055			316,055
Qualifying Termination in Connection with a Change in Control (7)	1,373,835	696,592	(6)	25,870	2,096,297
Death or Disability					—
Change in Control		187,448			187,448

Matthew D. Fuhr
Termination Without Cause or for Good Reason		269,989			269,989
Qualifying Termination in Connection with a Change in Control (7)	1,203,376	598,896	(6)	15,477	1,817,749
Death or Disability					—
Change in Control		160,569			160,569

Michael Du
Termination Without Cause or for Good Reason		162,048			162,048
Qualifying Termination in Connection with a Change in Control (7)	908,654	372,132	(6)	25,870	1,306,656
Death or Disability					—
Change in Control		113,683			113,683

(1)
The amount shown is equal to the number of shares of time-based restricted stock and performance-based restricted stock units that would accelerate vesting upon a change in control or termination of employment (as applicable), multiplied by $27.03, the closing price of our common stock on December 31, 2025.
(2)
Under the Lee Amended Agreement, the Santarosa Amended Agreement, the CIC Agreements with Messrs. Kim, Fuhr, and Du, and the applicable equity award agreements, the outstanding equity will vest in the event of various termination scenarios or upon a change in control.

Annual Meeting Proxy Statement 2026 41

EXECUTIVE COMPENSATION

•
Termination Without Cause or For Good Reason: For Ms. Lee and Mr. Santarosa, the time-based restricted stock awards will vest as if their employment had continued for one year following the termination date. For all NEOs, pro-rated vesting of the performance-based restricted stock unit awards occur based on actual performance.
•
Change in Control: For all NEOs, accelerated vesting of time-based restricted stock awards occur upon a change in control.
•
Termination in Connection with a Change in Control: For all NEOs, upon a qualifying termination in connection with or following a change in control, the performance-based restricted stock unit awards will vest based on actual performance.
(3)
The Lee Amended Agreement provides for the payment of certain cash severance and other benefits in the event of various termination scenarios.

— Termination Without Cause or For Good Reason: Ms. Lee is entitled to payment of her then current base salary for one year (which is $850,000), accrued but unused vacation, the pro-rated portion of her prior year’s bonus (which was $603,893) based on the number of days worked during the year of termination, and reimbursement for COBRA payments for a period of 18 months.

— Termination in Connection with a Change in Control: If Ms. Lee’s employment is terminated by us without cause or by her for good reason, in either case, within 18 months of a change in control, she is entitled to receive a lump-sum cash payment equal to two and one half times the sum of (a) her then current base salary and (b) the greater of (i) the average annual bonus earned over the past three calendar years or (ii) her then current year’s target annual bonus, accrued but unused vacation, and reimbursement for COBRA payments for a period of 18 months. If any payments or benefits provided to Ms. Lee in connection with a change in control are subject to excise taxes as a result of the application of Sections 280G and 4999 of the Internal Revenue Code, such payments and benefits will be reduced so that no excise tax is payable, but only if this reduction results in a more favorable after-tax position for her.

(4)
The Santarosa Amended Agreement provides for the payment of certain cash severance and other benefits in the event of various termination scenarios.

— Termination Without Cause or For Good Reason: Mr. Santarosa is entitled to payment of his then current base salary for one year (which is $504,000), the pro-rated portion of his prior year’s bonus based on the number of days worked during the year of termination (which was $247,913), accrued but unused vacation, and reimbursement for COBRA payments for a period of 18 months.

— Termination in Connection with a Change in Control: If Mr. Santarosa’s employment is terminated by us without cause or by him for good reason, in either case, within 18 months of a change in control, he is entitled to receive a lump-sum payment in an amount equal to two times the sum of (a) his then current base salary and (b) greater of (i) the average annual bonus earned over the past two calendar years or (ii) his then current year’s target annual bonus, accrued but unused vacation, and reimbursement for COBRA payments for a period of 18 months. If any payments or benefits provided to Mr. Santarosa in connection with a change in control are subject to excise taxes as a result of the application of Sections 280G and 4999 of the Internal Revenue Code, such payments and benefits will be reduced so that no excise tax is payable, but only if this reduction results in a more favorable after-tax position for him.

(5)
The Lee Amended Agreement and the Santarosa Amended Agreement provide that, upon death or disability, the Company will pay an amount equal to any accrued but unused vacation and a pro-rated portion of the prior year’s bonus based on the number days worked during the year of termination. Ms. Lee and Mr. Santarosa would each receive the full amount of the 2024 bonus payout ($603,893 and $247,913, respectively), as this table assumes the termination would have occurred on the last day of the fiscal year.
(6)
To provide a complete view of the amount the NEOs would receive for a qualifying termination of employment in connection with a change in control, this amount also includes the value of the equity acceleration that would occur automatically on a change in control.
(7)
Under the CIC Agreements, Messrs. Kim, Fuhr, and Du are eligible for the following cash severance and other benefits upon a termination of their employment other than for cause, disability, or death or by each of them for good reason within two years following a change in control: (a) annual cash incentive to be paid at: (i) target for the fiscal year in which the date of termination occurs (or for the prior fiscal year if the incentive opportunity has not yet been determined), pro-rated through the date of termination or, (ii) if greater, the annual incentive at target in effect immediately before the change in control, pro-rated through the date of termination; (b) all other benefits due to Messrs. Kim, Fuhr, or Du under the Bank’s and the Company’s compensation and benefits plans; and (c) a cash severance payment equal to two times the sum of (i) the base salary (or if greater, the base salary prior to the change in control), and (ii) the greater of the (a) average annual cash incentive earned in the prior three consecutive calendar years, or (b) the annual cash incentive that would be paid or payable to the at target for the fiscal year in which the date of termination occurs (or for the prior fiscal year if the incentive opportunity has not yet been determined), as if Messrs. Kim, Fuhr, or Du and the Bank were to satisfy all performance-related conditions. Messrs. Kim, Fuhr, and Du are also eligible for reimbursement for COBRA payments for a period of 18 months.

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EXECUTIVE COMPENSATION

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Act, and Item 402(u) of SEC Regulation S-K, we are providing the following information.

For 2025:

•
The median of the annual total compensation of all employees of our company (other than our CEO), was $78,917 and
•
The annual total compensation of Ms. Lee, our CEO was $2,558,296.

Based on this information, the ratio for 2025 of the annual total compensation of our CEO to the median of the annual total compensation of all employees is 32 to 1.

SEC rules allow us to identify our median employee once every three years unless there has been a change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change in our pay ratio disclosure. We believe there have been no changes in our employee population or employee compensation arrangements that would result in a significant change to this pay ratio disclosure. Therefore, we are using the same median employee identified for fiscal year 2023 for this year’s disclosure.

We completed the following steps to identify the median of the annual total compensation of all our employees and to determine the annual total compensation of our median employee and CEO:

•
The median employee was identified for 2023 based on the employee population on December 31, 2023, which consisted of all full-time, part-time, temporary, and seasonal employees employed on that date.
•
To identify the median employee of our population (other than our CEO), we used wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for fiscal 2023.
•
We identified our median employee using this compensation measure and methodology, which was consistently applied to all our employees included in the calculation.
•
After identifying the median employee, we added together all of the elements of such employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $78,917.

With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2025 Summary Compensation Table, which is also in accordance with the requirements of Item 402(c)(2)(x).

Annual Meeting Proxy Statement 2026 43

EXECUTIVE COMPENSATION

Pay Versus Performance (“PVP”)

In accordance with Item 402(v) of SEC Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last five completed calendar years. In determining the Compensation Actually Paid to our principal executive officer (“PEO”) and Non-PEO NEOs reported in the table below, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2021, 2022, 2023, 2024, and 2025 calendar years. Note that for our NEOs other than our PEO, compensation is reported as an average.

					Value of Initial Fixed $100 Investment based on:(4)
Year	Summary Compensation Table Total for Bonita I. Lee(1) ($)	Compensation Actually Paid to Bonita I. Lee(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	TSR ($)	Peer Group TSR ($)	Net Income ($ Millions)	Return on Average Assets(5)
2025	2,558,296	3,354,999	781,017	945,946	297	158	76.1	0.98%
2024	2,268,302	3,084,111	725,173	895,696	248	146	62.2	0.83%
2023	2,073,765	1,383,605	668,792	560,197	193	127	80.0	1.08%
2022	2,213,109	2,543,027	659,563	694,852	233	128	101.4	1.44%
2021	1,869,786	2,927,802	604,668	750,438	215	139	98.7	1.64%

(1)
The PEO was Bonita I. Lee for each year shown in the table above.
(2)
Non-PEO NEOs for 2021, 2022, 2023, 2024 and 2025 were Romolo C. Santarosa, Anthony Kim, Matthew D. Fuhr, and Michael Du.
(3)
The Peer Group used for this calculation was the Nasdaq U.S. Small Cap Banks Index, which we also utilize in the stock performance graph required by Item 201(e) of SEC Regulation S-K included in our Annual Report for the year ended December 31, 2025. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year for the Company and in the Nasdaq U.S. Small Cap Banks Index, respectively. Historical stock performance is not necessarily indicative of future stock performance. In prior years (through the year ended December 31, 2024), our peer group TSR was based on the S&P U.S. Small Cap Banks Index, which we also previously used for purposes of our stock performance graph in our Annual Report on Form 10 K. We removed the S&P U.S. Small Cap Banks Index from our stock performance graph and no longer use it as our TSR comparison group for pay versus performance disclosure. The total shareholder return for the S&P U.S. Small Cap Banks Index, our former industry peer group for 2021, 2022, 2023, 2024, and 2025 are as follows: $135.74, $125.04, $122.91, $140.90, $147.34. For each period presented, peer group cumulative total shareholder return is calculated using the same methodology described above for Company TSR.
(4)
Net Income reflected represents GAAP Net Income as reported on Form 10-K consolidated financials.
(5)
We determined Return on Average Assets (ROAA) to be the most important financial performance measure used to link Company performance to the Compensation Actually Paid to our PEO and Non-PEO NEOs in 2025.

PEO Compensation

To determine the amounts in column (c) of the PVP table above, the following amounts were deducted from and added to (as applicable) the PEO’s total compensation as reported in the Summary Compensation Table (the “SCT”), in accordance with Item 402(v) of SEC Regulation S-K.

Year	SCT Total for PEO ($)	SCT Reported Equity Award Value for PEO ($)	Equity Award Adjustments for PEO ($) (1)	Compensation Actually Paid to PEO ($)

2025	2,558,296	(765,966)	1,562,669	3,354,999

44 Annual Meeting Proxy Statement 2026

EXECUTIVE COMPENSATION

(1)
Represents the year-over-year change in the fair value of equity awards to Bonita I. Lee as summarized below:

Year	Year End Fair Value of Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)

2025	838,565	726,661	—	(2,557)	—	—	1,562,669

In the table above, the equity values are computed in accordance with the methodologies used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions.

Average Non-PEO NEO Compensation

To determine the amounts in column (e) in the PVP table, the following amounts were deducted from and added to (as applicable) our Non-PEO NEO’s average total compensation as reported in the SCT, in accordance with Item 402(v) of SEC Regulation S-K.

Year	Average SCT Total for Non-PEO NEOs ($)	Average SCT Reported Equity Award Value for Non-PEO NEOs ($)	Average Equity Award Adjustments for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2025	781,017	(159,147)	324,076	945,946

Year	Year End Fair Value of Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)

2025	174,230	150,869	—	(1,023)	—	—	324,076

In the table above, the equity values are computed in accordance with the methodologies used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions.

Company-Selected Measure and Other Financial Performance Measures

The following financial performance measures are used to link Compensation Actually Paid to our PEO and Non-PEO NEOs for 2025 to Company performance. The measures in this table are not ranked.

Performance Measure

Return on Average Assets

Non-Performing Assets to Total Assets

Efficiency Ratio

Annual Meeting Proxy Statement 2026 45

EXECUTIVE COMPENSATION

Relationship of Compensation Actually Paid to Performance Measures

The following charts describe the relationship of Compensation Actually Paid to certain performance measures.

Compensation Actually Paid (CAP) vs. Company Selected Measure (CSM): Return on Average Assets

The chart below sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Return on Average Assets during the five most recently completed fiscal years.

46 Annual Meeting Proxy Statement 2026

EXECUTIVE COMPENSATION

Compensation Actually Paid (CAP) vs. Hanmi Five-year Cumulative TSR vs. Peer Five-year Cumulative TSR

The chart below sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, the Company’s cumulative TSR during the five most recently completed fiscal years, and the TSR for the NASDAQ U.S. Small Cap Banks Index over the same period.

Annual Meeting Proxy Statement 2026 47

EXECUTIVE COMPENSATION

Compensation Actually Paid (CAP) vs. Net-Income

The chart below sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s net income during the five most recently completed fiscal years.

48 Annual Meeting Proxy Statement 2026

PROPOSAL NO. 2 NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (“SAY-ON-PAY” VOTE)

Our overall executive compensation program, as described in this Proxy Statement, is designed to pay for performance and directly aligns the interest of our executive officers with the long-term interests of our stockholders. Our stockholders have the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules.

VOTING AND EFFECT OF VOTE

Because your vote is advisory, it will not be binding upon the Board. If this non-binding proposal is not approved by our stockholders, then such a vote will neither be construed as overruling a decision by our Board or our CHR Committee, nor create or imply any additional fiduciary duty by our Board or our CHR Committee. Notwithstanding the foregoing, the Board of Directors and the CHR Committee will consider the non-binding vote of our stockholders on this proposal when reviewing compensation policies and practices in the future.

BOARD RECOMMENDATION

Our overall executive compensation policies and procedures are described in the Compensation Discussion and Analysis and the tabular and accompanying narrative disclosure regarding NEO compensation in this Proxy Statement. We believe that going forward, our compensation policies and procedures will continue to be centered on a pay-for-performance culture and are aligned with the long-term interests of our stockholders, as described in the Compensation Discussion and Analysis. The CHR Committee, which is comprised entirely of independent directors, oversees our executive compensation program and continually monitors our policies to ensure that they continue to emphasize programs that reward executives for results that are consistent with stockholder interests.

Stockholders are encouraged to carefully review the Compensation Discussion and Analysis section of this Proxy Statement for a detailed discussion of the Company’s executive compensation program. Our Board and our CHR Committee believe that our commitment to these responsible compensation practices justifies a vote by stockholders “FOR” the following resolution approving the compensation of our executives:

Resolved, that the stockholders of Hanmi Financial Corporation hereby approve the compensation of our Named Executive Officers pursuant to Item 402 of Regulation S-K, as described in the Compensation Discussion and Analysis, the executive compensation tables and narrative discussion contained in the Proxy Statement.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE

NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Annual Meeting Proxy Statement 2026 49

PROPOSAL NO. 3 APPROVAL OF THE HANMI FINANICAL CORPORATION 2026 EMPLOYEE STOCK PURCHASE PLAN

On February 25, 2026, the Board unanimously adopted, subject to stockholder approval, the Hanmi Financial Corporation 2026 Employee Stock Purchase Plan (the “2026 ESPP”). The 2026 ESPP permits eligible employees to purchase shares of our common stock through payroll deductions at a discount to the then-current market price thereby incentivizing employees to acquire and maintain an equity interest in us, strengthen their commitment to the Company, and align their interests with those of our stockholders.

Stockholders are being asked to consider and approve the 2026 ESPP, which will reserve 500,000 shares of Company common stock for issuance pursuant to purchases made under the 2026 ESPP.

As of April 1, 2026 (the “Record Date”), 29,752,973 shares of our common stock were outstanding. The 2026 ESPP share reserve will represent approximately 2% of the total number of shares of our common stock outstanding as of the Record Date.

Description of the Material Features of the 2026 ESPP

The following is a summary of the material features of the 2026 ESPP. This summary is qualified in its entirety by reference to the complete text of the 2026 ESPP, which is contained in Annex A to this proxy statement. The 2026 ESPP is designed to allow our eligible employees to purchase common stock in a manner that is intended to qualify for favorable tax treatment under Section 423 of the Code.

Purpose of the 2026 ESPP

The purpose of the 2026 ESPP is to provide employees of the Company and its participating subsidiaries with the opportunity to purchase the Company’s common stock at a discount to the then-current market price through accumulated payroll deductions. We believe that the 2026 ESPP and associated increased stock ownership aligns their interests with those of the rest of our stockholders, and is a necessary and powerful incentive and retention tool that benefits our stockholders. Accordingly, our Board believes that approval of the 2026 ESPP is in the best interests of the Company and our Board recommends that stockholders vote to approve the 2026 ESPP.

We operate in a highly competitive and challenging marketplace in which our success depends to a great extent on our ability to attract and retain high-caliber employees. If approved, the 2026 ESPP is expected to be an important part of our overall equity compensation strategy, especially with respect to our non-executive employees. We believe that offering the 2026 ESPP improves our ability to remain competitive. By providing eligible employees with a convenient means of acquiring an equity interest in the Company through payroll deductions, we expect to enhance such employees’ incentive for continued employment and alignment with ongoing Company performance.

Summary of the 2026 ESPP

This section summarizes certain principal features of the 2026 ESPP, which authorizes the grant of purchase rights to U.S. employees of the Company that are intended to qualify for favorable U.S. federal tax treatment under Section 423 of the Code.

Effective Date

If approved by stockholders, the 2026 ESPP will become effective on May 27, 2026. However, no offering periods will commence under the 2026 ESPP until such time and subject to such terms and conditions as may be determined by the Board. The term of the 2026 ESPP will continue until terminated by the Board or until the date on which all shares available for issuance under the 2026 ESPP have been issued.

Eligibility and Administration

The Compensation and Human Resources Committee of the Board, or such authorized committee, will administer and have authority to interpret the terms of the 2026 ESPP and determine eligibility of participants. The administrator may designate certain of the Company’s subsidiaries as participating “designated companies” in the 2026 ESPP and may change these designations from time to time.

50 Annual Meeting Proxy Statement 2026

PROPOSAL NO. 3 2026 EMPLOYEE STOCK PURCHASE PLAN

Employees of the Company and its participating designated companies are eligible to participate in the 2026 ESPP if they meet the eligibility requirements under the 2026 ESPP established from time to time by the administrator. However, an employee may not be granted rights to purchase shares under the 2026 ESPP if such employee, immediately after the grant, would own (directly or through attribution) shares possessing 5% or more of the total combined voting power or value of all classes of common stock or other classes of shares of the Company. Consistent with Section 423 of the Code, the administrator may provide that other groups of employees, including without limitation those who do not meet designated service requirements or those whose participation would be in violation of applicable foreign laws, will not be eligible to participate in the ESPP.

Eligible employees become participants in the 2026 ESPP by enrolling and authorizing payroll deductions by the deadline established by the administrator prior to the first day of the applicable offering period. Non-employee directors and consultants are not eligible to participate in the 2026 ESPP. Employees who choose not to participate, or are not eligible to participate at the start of an offering period but who become eligible thereafter, may enroll in any subsequent offering period.

As of the date of this proxy statement, the Company had approximately 610 employees, who would have been eligible to participate in the 2026 ESPP had the 2026 ESPP been in operation on such date.

Shares Available for Purchased under the 2026 ESPP

A total of 500,000 shares of the Company’s common stock will be reserved for issuance pursuant to purchases made under the 2026 ESPP. The number of shares subject to the 2026 ESPP may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Changes in Capitalization and Effect of Certain Corporate Transactions.” We cannot precisely predict the share usage under the 2026 ESPP as it will depend on a range of factors including the level of employee participation, the contribution rates of participants, the trading price of the Company’s common stock and the Company’s future hiring activity. Any shares distributed pursuant to a purchase right may consist, in whole or in part, of authorized and unissued common stock, treasury stock or common stock purchased on the open market. If a purchase right expires or is terminated, surrendered or canceled without being exercised, in whole or in part, the number of shares subject to the purchase right will again be available for issuance and will not reduce the aggregate number of shares available under the 2026 ESPP.

The following table sets forth the total number of shares available for issuance under the Company's equity compensation plans as of December 31, 2025:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	—	$—	739,840
Equity compensation plans not approved by security holders	—	—	—
Total equity compensation plans	—	$—	739,840

Participating in an Offering

•
Offering Periods and Purchase Periods. The Company’s common stock will be offered under the 2026 ESPP during offering periods. The length of the offering periods will be determined by the administrator and may be up to 27 months long. Employee payroll deductions will be used to purchase shares on each purchase date during an offering period. The administrator may select one or more purchase dates for each offering period. Offering periods under the 2026 ESPP will commence when determined by the administrator. The administrator may, in its discretion, modify the terms of future offering periods.
•
Enrollment and Contributions. The 2026 ESPP permits participants to purchase common stock through payroll deductions of up to a specified dollar amount or a specified percentage of their eligible compensation specified by the administrator. A participant may discontinue plan participation as provided in the 2026

Annual Meeting Proxy Statement 2026 51

PROPOSAL NO. 3 2026 EMPLOYEE STOCK PURCHASE PLAN

ESPP, and a participant may reduce the amount of his or her contributions for an offering period. The administrator may establish a maximum number of shares that may be purchased by a participant during any offering period. In addition, no employee may purchase more than $25,000 worth of our common stock (determined based on the fair market value of the shares at the time such rights are granted) in each calendar year during which such rights are outstanding.
•
Purchase Rights. On the first trading day of each offering period, each participant will automatically be granted a purchase right to purchase shares of the Company’s common stock. Unless an employee’s participation is discontinued, his or her purchase right will be exercised automatically on the purchase date at the applicable purchase price.
•
Purchase Price. The purchase price of the shares, in the absence of a contrary designation by the administrator, will not be less than 85% of the lower of the fair market value of the Company’s common stock on the first trading day of the offering period or on the purchase date. The fair market value per share of the Company’s common stock under the 2026 ESPP generally is the closing sales price of the Company’s common stock on the date for which fair market value is being determined, or if there is no closing sales price for a share of the Company’s common stock on the date in question, the closing sales price for a share of common stock on the last preceding date for which such quotation exists.
•
Withdrawal and Termination of Employment.Participants may voluntarily end their participation in the 2026 ESPP during an offering period prior to the end of the offering period and will be paid their accrued payroll deductions that have not yet been used to purchase shares of common stock. Participation in the 2026 ESPP ends automatically upon a participant’s termination of employment.

Changes in Capitalization and Effect of Certain Corporate Transactions

In the event of certain changes in our capitalization, the administrator will appropriately and equitably adjust (1) the number of shares reserved under the 2026 ESPP, (2) the number of shares and purchase price of all outstanding purchase rights and (3) the number of shares that are subject to purchase limits under ongoing offerings.

In addition, in the event of a corporate transaction, each outstanding purchase right can be (1) terminated in exchange for the cash that would have been obtained upon the exercise of such purchase right; (2) replaced with other rights or property; (3) assumed by or an equivalent purchase right can be substituted by the successor corporation or a parent or subsidiary of the successor corporation; or (4) terminated without being exercised. If the successor corporation refuses to assume or substitute outstanding purchase rights, any offering periods then in progress shall be shortened with a new purchase date prior to the proposed sale or merger. For purposes of the 2026 ESPP, a corporate transaction generally will be deemed to occur in the event of the consummation of: (1) a sale or other disposition of all or substantially all of our consolidated assets; (2) a sale or other disposition of at least 50% of our outstanding securities; (3) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (4) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of such transaction.

Transferability

A participant may not transfer rights granted under the 2026 ESPP other than by will or the laws of descent and distribution, and such rights are generally exercisable only by the participant.

Plan Amendment and Termination

The administrator has the authority to amend, suspend or terminate the 2026 ESPP, provided that, except in certain circumstances, such amendment or termination may not materially impair any outstanding purchase rights without stockholder consent. The stockholder approval of any amendment to the 2026 ESPP will be obtained as required by applicable law or listing requirements.

52 Annual Meeting Proxy Statement 2026

PROPOSAL NO. 3 2026 EMPLOYEE STOCK PURCHASE PLAN

Material U.S. Federal Income Tax Consequences

The U.S. federal income tax consequences of the 2026 ESPP under current income tax law are summarized in the following discussion which deals with the general tax principles applicable to the 2026 ESPP, and is intended for general information only. Other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

The 2026 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the 2026 ESPP. This means that an eligible employee will not recognize taxable income on the date the employee is granted a purchase right under the 2026 ESPP. In addition, the employee will not recognize taxable income upon the purchase of shares. Upon such sale or disposition, the participant generally will be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or disposed of more than two years from the date of grant and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or the participant’s estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price or (2) the excess of the fair market value of the shares at the time the purchase right was granted over the purchase price. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price. The Company will not be entitled to an income tax deduction with respect to the grant or exercise of a right to purchase our shares, or the sale of such shares by a participant, where such participant holds such shares for at least the holding periods described above.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price and the Company will be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the employee. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above but are sold for a price that is less than the purchase price, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the purchase price (and the Company will be entitled to a corresponding deduction), but the participant generally will be able to report a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the date of purchase.

THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF PURCHASE RIGHTS UNDER THE 2026 EMPLOYEE STOCK PURCHASE PLAN. AMONG OTHER ITEMS, THIS DISCUSSION DOES NOT ADDRESS TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND FOREIGN JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES THAT ARE SUBJECT TO CHANGE AT ANY TIME.

New Plan Benefits

Benefits under the 2026 ESPP will depend on the employees’ enrollment and contribution elections, and the fair market value of the shares at various future dates. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2026 ESPP.

The closing price of the Company’s common stock as of the record date, April 1, 2026, was $26.60.

Registration with the Securities and Exchange Commission

If the 2026 ESPP is approved by stockholders, we expect to file a Registration Statement on Form S-8 with the Securities and Exchange Commission to register the shares of common stock that will be issuable under the 2026 ESPP.

Annual Meeting Proxy Statement 2026 53

PROPOSAL NO. 3 2026 EMPLOYEE STOCK PURCHASE PLAN

VOTING AND EFFECT OF VOTE

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of the 2026 ESPP.

BOARD RECOMMENDATION

The Board unanimously recommends that our stockholders approve the 2026 ESPP as in the best interests of Hanmi and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE

approval of the hanmi financial corporation 2026 employee stock purchase plan

54 Annual Meeting Proxy Statement 2026

PROPOSAL NO. 4 RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the appointment by the Audit Committee of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Crowe LLP has advised us that it has no direct or indirect financial interest in us. Representatives of Crowe LLP are expected to be available at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

VOTING AND EFFECT OF VOTE

Under applicable SEC regulations, the selection of our independent registered public accounting firm is solely the responsibility of the Audit Committee. Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Crowe LLP as the Company’s independent registered public accounting firm. However, we are submitting the selection of Crowe LLP to our stockholders for ratification to obtain our stockholders’ views. If our stockholders fail to ratify the selection of Crowe LLP, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection of Crowe LLP is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

BOARD RECOMMENDATION

The Board considers the selection of Crowe LLP as our independent registered public accounting firm to be in the best interests of Hanmi and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF CROWE LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

Annual Meeting Proxy Statement 2026 55

AUDIT AND NON-AUDIT FEES

FEE INFORMATION

The following table sets forth information regarding the aggregate fees billed for professional services rendered by Crowe LLP for 2025 and 2024:

	2025	2024

Audit Fees(1)	$1,617,434	$1,413,834

Audit-Related Fees(2)	$20,000	$20,000

Tax Fees	$—	$—

All Other Fees	$—	$—

TOTAL	$1,637,434	$1,433,834

(1)
Includes fees billed for the integrated audit of our annual consolidated financial statements and internal control over financial reporting, for the reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q, and for compliance with the Federal Deposit Insurance Corporation Improvement Act.
(2)
Fees relate to review of and consents issued by Crowe for registration statements on Form S-8 and Form S-3.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has established “Pre-Approval Policies and Procedures” for independent auditor services. Any proposed services not pre-approved or exceeding pre-approved cost levels require specific pre-approval by the Audit Committee. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the independent auditor; however, the Audit Committee may delegate pre-approval authority to one or more of its members.

In 2025, the Audit Committee Chairperson was permitted to approve fees up to $50,000 with the requirement that any pre-approved decisions be reported to the Audit Committee at its next scheduled meeting. All services provided by the independent auditors were pre-approved in accordance with the Audit Committee’s pre-approval requirements.

56 Annual Meeting Proxy Statement 2026

AUDIT COMMITTEE REPORT

The following Audit Committee Report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or the liabilities of Section 18 of the Exchange Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this Audit Committee Report therein.

In performing its functions, the Audit Committee met and held discussions with management and with Crowe LLP, the independent registered public accounting firm for the Company and its wholly-owned subsidiary, Hanmi Bank. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has:

•
Reviewed and discussed the audited financial statements with management;
•
Discussed with the independent registered public accounting firm the matters required to be discussed under the Public Company Accounting Oversight Board (the “PCAOB”); and
•
Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee regarding independence. The Audit Committee discussed any relationships that may impact the objectivity and independence of Crowe LLP, and satisfied itself as to their independence.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for the consolidated financial statements, and of the independent registered public accounting firm that, in its report, expresses an opinion on the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with U.S. generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is “independent.”

Based on these discussions and reviews, the Company’s Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Audit Committee of the Board

Harry H. Chung (Chairperson)
Christie K. Chu
Gloria J. Lee
Daniel J. Medici
David L. Rosenblum
Michael M. Yang

Annual Meeting Proxy Statement 2026 57

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

Hanmi maintains a Code of Business Conduct and Ethics, which governs the review and approval of transactions with related persons. This policy requires that executive officers, directors, and their family members and entities for which any of those persons serve as officers or partners or in which they have a ten percent or greater interest, notify Hanmi’s Corporate Secretary before entering into transactions or other arrangements with Hanmi or any of its affiliates (other than loans subject to Regulation O promulgated by the Board of Governors of the Federal Reserve System such as loans exceeding $25,000, which must be approved by the Bank Board). Hanmi’s Corporate Secretary will determine whether, under these guidelines, the transaction or arrangement should be submitted to the Audit Committee for review and approval. In determining whether to submit proposed transactions to the Audit Committee for consideration, Hanmi’s Corporate Secretary will consider, among other things, the aggregate value of the proposed transaction and whether the related person has an indirect or direct material interest in the transaction. The Audit Committee will review all relevant material information and consider, among other things, the benefits to Hanmi of the proposed transaction, and whether the terms of the proposed transaction are comparable to the terms available to an unrelated third party and employees generally. These policies also include provisions for the review and possible ratification of transactions and arrangements that are entered into without prior review.

The Bank did not enter into any related-party transactions that required review, approval, or ratification under these policies in 2025.

TRANSACTIONS WITH RELATED PERSONS

Some of Hanmi’s directors and executive officers, and their immediate families, as well as the companies with which they are associated, are customers of, or have had banking transactions with, Hanmi or Hanmi Bank in the ordinary course of Hanmi’s business, and Hanmi expects to have banking transactions with such persons in the future. Any banking or lending transactions that exist have been made and would be made in the ordinary course of business, in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and have and would not involve more than a normal risk of repayment or present other unfavorable features.

58 Annual Meeting Proxy Statement 2026

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

OWNERSHIP OF SECURITIES

The following table sets forth information pertaining to “beneficial ownership” (as defined below) of Hanmi’s common stock, by (i) individuals or entities known to Hanmi to own more than five percent (5%) of the outstanding shares of Hanmi’s common stock, (ii) each director and nominee for election, (iii) our NEOs, and (iv) all directors and executive officers of Hanmi as a group. The information contained herein has been obtained from Hanmi’s records and from information furnished to Hanmi by each individual or entity. Management knows of no other person who owns, beneficially or of record, either individually or with associates, more than five percent (5%) of Hanmi’s common stock.

The number of shares “beneficially owned” by a given stockholder is determined under SEC Rules. In general, the beneficial ownership as set forth below includes shares over which an individual or entity has sole or shared voting or investment power and certain shares over which such person has a vested right to acquire, under stock options or otherwise, within sixty (60) days of April 1, 2026, the record date for the annual meeting. Unless otherwise noted, the address for each director and NEO listed below is: c/o Hanmi Financial Corporation, 900 Wilshire Boulevard, Suite 1250, Los Angeles, California 90017. The following information is as of April 1, 2026.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficially Owned (%)

Beneficial Owners of More than 5% of our Common Stock

BlackRock, Inc.(1)	4,376,934	14.71

Dimensional Fund Advisors LP(2)	1,744,499	5.86

Directors

John J. Ahn	51,325	*

Christine P. Ball	2,849	*

Christie K. Chu	30,310	*

Harry H. Chung	37,325	*

Bonita I. Lee(3)	203,555	*

Gloria J. Lee	13,417	*

James A. Marasco	6,889	*

Daniel J. Medici	200	*

David L. Rosenblum	36,585	*

Thomas J. Williams	26,325	*

Michael M. Yang	30,391	*

Gideon Yu	15,410	*

Named Executive Officers

Romolo C. Santarosa(3)	77,410	*

Anthony Kim(3)	46,948	*

Matthew D. Fuhr(3)	37,302	*

Michael Du(3)	15,249	*

All executive officers and directors as a group (16 persons)	631,490	2.12	(4)

* Less than 1%.

(1)
Based on information as of December 29, 2023 contained in a Schedule 13G/A filed with the SEC on January 23, 2024. BlackRock, Inc. has the sole power to vote or direct the voting of 4,330,777 shares and has the sole power to dispose of or direct the disposition of all 4,376,934 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
(2)
3G/A filed with the SEC on October 31, 2024. Dimensional Fund Advisors LP has the sole power to vote or direct the voting of 1,684,873 shares and has the sole power to dispose of or direct the disposition of all 1,744,499 shares. The address for Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

Annual Meeting Proxy Statement 2026 59

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

(3)
On April 1, 2024, pursuant to the 2021 Plan, 24,171 shares of restricted stock were granted to Ms. Lee, 8,600 shares of restricted stock were granted to Mr. Santarosa, 5,289 shares of restricted stock were granted to Mr. Kim, 4,621 shares of restricted stock were granted to Mr. Fuhr, 3,383 shares of restricted stock were granted to Mr. Du, vesting over three years ratably. On March 26, 2025, pursuant to the 2021 Plan, 15,335 shares of restricted stock were granted to Ms. Lee, 5,191 shares of restricted stock were granted to Mr. Santarosa, 3,185 shares of restricted stock were granted to Mr. Kim, 2,784 shares of restricted stock were granted to Mr. Fuhr, 1,585 shares of restricted stock were granted to Mr. Du, vesting over three years ratably. On March 13, 2026, pursuant to the 2021 Plan, 18,832 shares of restricted stock were granted to Ms. Lee, 4,913 shares of restricted stock were granted to Mr. Santarosa, 3,159 shares of restricted stock were granted to Mr. Kim, 2,761 shares of restricted stock were granted to Mr. Fuhr, 1,596 shares of restricted stock were granted to Mr. Du, vesting over three years ratably.
(4)
Percentage of beneficial ownership based on shares outstanding as of April 1, 2026, the record date and shares over which persons have a vested right to acquire, under stock options or otherwise, within sixty (60) days of the date thereof.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires Hanmi’s directors and executive officers, and persons who own more than ten percent of a registered class of Hanmi’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Hanmi common stock. Executive officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish Hanmi with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2025, all Section 16(a) reports by its officers and directors were timely filed with respect to transactions in Hanmi’s common stock.

60 Annual Meeting Proxy Statement 2026

OTHER MATTERS

Other than the business and proposals described in this Proxy Statement, our Board knows of no other business that will be presented for consideration at the Annual Meeting. If, however, other business shall properly come before the Annual Meeting, the person named in the proxies intends to vote the shares represented by the proxies on such matters in accordance with the recommendation of our Board, or in the absence of a recommendation, in accordance with her judgment.

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

Stockholder proposals should be sent to our Corporate Secretary at Hanmi Financial Corporation, 900 Wilshire Boulevard, Suite 1250, Los Angeles, California 90017. To be considered for inclusion in Hanmi’s proxy statement for the 2027 annual meeting of stockholders, the deadline for submission of stockholder proposals, pursuant to Rule 14a-8 under the Exchange Act, is December 16, 2026. Additionally, pursuant to our Bylaws, Hanmi must receive notice of any stockholder proposal to be submitted at the 2027 annual meeting of stockholders, but not required to be included in our proxy statement, no earlier than January 27, 2027 and no later than February 26, 2027. To be in proper form, the stockholder proposal must contain such information as is required by our Bylaws and applicable law. In addition to the applicable requirements discussed above, for a director nomination to be properly made by a stockholder, such stockholder must have given timely notice thereof in proper written form to our Corporate Secretary and the stockholder’s notice must set forth such information as is required by our Bylaws.

Under new SEC Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the Company’s annual meeting of stockholders to be held in 2027 must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. This deadline is March 28, 2027.

AVAILABILITY OF FORM 10-K

We will provide to any stockholder, without charge and by first class mail, upon the written request of that stockholder, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC. Such requests should be addressed to: Legal Department, Hanmi Financial Corporation, 900 Wilshire Boulevard, Suite 1250, Los Angeles, California 90017, 213-382-2200. The Annual Report on Form 10-K includes a list of exhibits. If you wish to receive copies of the exhibits, we will send them to you upon request. Expenses for copying and mailing copies of the exhibits will be your responsibility. In addition, the SEC maintains a website at www.sec.gov that contains information we file with them.

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxies and information statements and other information regarding us and other issuers that file electronically with the SEC at www.sec.gov. Our proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website.

Annual Meeting Proxy Statement 2026 61

Annex A

Hanmi Financial Corporation

2026 Employee Stock Purchase Plan

1.
General; Purpose; Effective Date.
(a)
The Plan provides a means by which Eligible Employees of the Company and of certain Designated Companies may be given an opportunity to purchase shares of Common Stock. The Company, by means of the Plan, seeks to retain the services of Eligible Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations. The Plan is intended to qualify as an Employee Stock Purchase Plan under Section 423 of the Code. Accordingly, the Plan shall be construed in a manner that is consistent with the requirements of Section 423 of the Code.
(b)
The Company will seek to obtain from each U.S. federal or state agency or other Governmental Body having jurisdiction over the Plan such authority as may be required to grant Purchase Rights under an Offering and issue and sell shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so is not practical or would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights under an Offering or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights under that Offering or the Plan in its entirety and/or to issue and sell Common Stock upon exercise of such Purchase Rights.
(c)
The Plan will become effective on the date of the annual meeting of stockholders of the Company held in 2026, provided that this Plan is approved by the Company’s stockholders at such meeting and has previously or concurrently been approved by the Board. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or, if required under Section 12(a) below, materially amended) by the Board.
2.
Definitions.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)
“Administrator” means the Committee; provided, however, that during any period in which a Committee is not then constituted, the Board may designate one or more persons as the Administrator.
(b)
“Affiliate” means any entity, other than a Related Corporation, whether now or subsequently established, which is at the time of determination a “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Administrator may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(c)
“Applicable Law” means shall mean the Code and any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the New York Stock Exchange, Nasdaq Stock Market or the Financial Industry Regulatory Authority).
(d)
“Board” means the Board of Directors of the Company.
(e)
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration from the Eligible Employee by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction (including the consummation of a Corporate Transaction), as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto).

Annual Meeting Proxy Statement 2026 A-1

ANNEX A

Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(f)
“Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(g)
“Committee” means the Compensation and Human Resource Committee of the Board or such equivalent committee as in effect from time to time. In the event that no such committee has been established by the Board or is then constituted, then the term “Committee,” as used herein, will mean the Board.
(h)
“Common Stock” means the common stock, $0.001 par value, of the Company.
(i)
“Company” means Hanmi Financial Corporation, a Delaware corporation.
(j)
“Compensation” means, unless otherwise determined by the Administrator, an Eligible Employee’s base pay, prior to salary reduction (such as pursuant to Sections 125, 132(f), 401(k) or 409A of the Code), plus bonus and commissions, not including payments for overtime, shift premium, long-term incentive compensation, vacation pay and other compensation received from the Company or its Affiliates and excluding relocation, expense reimbursements, tuition, taxable fringe benefits or other reimbursements and income realized as a result of participation in any plan of the Company or its Affiliates.
(k)
“Contributions” means the after-tax payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional after-tax payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions and only to the extent permitted by Section 423.
(l)
“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)
a sale or other disposition of all or substantially all, as determined by the Administrator in its sole discretion, of the consolidated assets of the Company and its subsidiaries;
(ii)
a sale or other disposition of more than 50% of the outstanding securities of the Company;
(iii)
a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)
a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(m)
“Designated Company” means the Company and any Related Corporation selected by the Administrator as participating in the Plan.
(n)
“Director” means a member of the Board.
(o)
“Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing a particular Offering for eligibility to participate in that Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
(p)
“Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee.”

A-2 Annual Meeting Proxy Statement 2026

ANNEX A

(q)
“Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(r)
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(s)
“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)
If the Common Stock is listed on any established stock exchange, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Administrator, the closing sales price for such stock as quoted on such exchange (or the exchange with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Administrator deems reliable. Unless otherwise provided by the Administrator, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.
(ii)
If the Common Stock is not traded on any established stock exchange but is quoted on a national market or other quotation system, the Fair Market Value of a share of Common Stock will be the closing sales price on such date or, if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in such source as the Administrator deems reliable.
(iii)
In the absence of such markets for the Common Stock, the Fair Market Value of a share of Common Stock will be determined by the Administrator in good faith in compliance with Applicable Laws and regulations and, to the extent applicable as determined in the sole discretion of the Administrator, in a manner that complies with Section 409A of the Code and, to the extent applicable, Treasury Regulation Section 1.423-2(g)(2).
(t)
“Governmental Body” means any (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the New York Stock Exchange, the Nasdaq Stock Market and the Financial Industry Regulatory Authority).
(u)
“Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods.
(v)
“Offering Date” means a date selected by the Administrator for an Offering to commence.
(w)
“Offering Document” means the document approved by the Administrator that sets forth the terms and conditions of an Offering will generally be set forth in an Offering.
(x)
“Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.
(y)
“Participant” means an Eligible Employee who holds an outstanding Purchase Right.
(z)
“Plan” means this Hanmi Financial Corporation 2026 Employee Stock Purchase Plan, as amended from time to time.
(aa)
“Purchase Date” means one or more dates during an Offering, as selected by the Administrator, on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.
(bb)
“Purchase Period” means one or more periods within an Offering as designated in the applicable Offering Document. An Offering may consist of one or more Purchase Periods, which are intended to be consecutive but not overlapping.

Annual Meeting Proxy Statement 2026 A-3

ANNEX A

(cc)
“Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.
(dd)
“Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Code, whether now in existence or subsequently established.
(ee)
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
(ff)
“Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan including, but not limited to, the exercise of a Purchase Right and the receipt of shares of Common Stock or the sale or other disposition of shares of Common Stock acquired under the Plan.
3.
Administration.
(a)
The Plan will be administered by the Administrator in accordance with this Section 3. Unless otherwise established by the Board or an authority subset thereof or in any charter of the Administrator, a majority of the members of the Administrator shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and, subject to Applicable Law and the Committee’s charter, acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Designated Company, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. .
(b)
The Administrator will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)
To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
(ii)
To designate from time to time (A) which Related Corporations of the Company will be eligible to participate in the Plan as Designated 423 Companies, (B) which Related Corporations or Affiliates will be eligible to participate in the Plan as Designated Non-423 Companies, (C) which Affiliates or Related Corporations may be excluded from participation in the Plan, and (D) which Designated Companies will participate in each separate Offering (to the extent that the Company makes separate Offerings).
(iii)
To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.
(iv)
To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.
(v)
Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan under Section 423 of the Code.
(vi)
To adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are foreign nationals or employed or located outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Administrator specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances,

A-4 Annual Meeting Proxy Statement 2026

ANNEX A

any of which may vary according to applicable requirements, and which, if applicable to a Designated Non-423 Company, do not have to comply with the requirements of Section 423 of the Code.
(c)
To the extent not prohibited by Applicable Law, the Administrator may, from time to time, delegate some or all of its authority under the Plan to one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. The Administrator may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. The Committee will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(d)
All determinations, interpretations and constructions made by the Administrator in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
4.
Shares of Common Stock Subject to the Plan.
(a)
Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 500,000 shares of Common Stock.
(b)
If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.
(c)
The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or by public tender offer.
5.
Grant of Purchase Rights; Offering.

The Administrator may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Administrator. Each Offering will be in such form and will contain such terms and conditions as the Administrator will deem appropriate that will comply with all the requirements of Section 423(b)(5) of the Code, including the requirement that all Employees granted Purchase Rights under a particular Offering will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

6.
Eligibility.
(a)
Purchase Rights may be granted only to Employees of the Company or, as the Administrator may designate in accordance with Section 3(b), to Employees of a Related Corporation or an Affiliate. Except as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company, the Related Corporation or the Affiliate, as the case may be, for such continuous period preceding such Offering Date as the Administrator may (unless prohibited by Applicable Law) require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Administrator may provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company, the Related Corporation or the Affiliate is more than 20 hours per week and more than five (5) months per calendar year or such other criteria as the Administrator may determine consistent with Section 423 of the Code. The Administrator may also exclude from participation in the Plan, or in any Offering, (i) Employees who are “highly compensated employees” (within the meaning of Section 414(q) of the Code) of the Company or a Related Corporation or a subset of such highly compensated employees, or (ii) Employees who are citizens or residents of a foreign jurisdiction and who meet the requirements of Treasury Regulation 1.423-2(e)(3).
(b)
No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 6(b), the rules of

Annual Meeting Proxy Statement 2026 A-5

ANNEX A

Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.
(c)
As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
(d)
Subject to Section 6(a), Officers of the Company or of any Designated Company, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan.
(e)
Any exclusion under this Section 6 will be applied in an identical manner to all Employees in accordance with Treasury Regulation Section 1.423-2(e).
7.
Purchase Rights; Purchase Price.
(a)
On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock as designated by the Administrator during the period that begins on the Offering Date (or such later date as the Administrator determines for a particular Offering) and ends on the Purchase Date(s) stated in the Offering, which date(s) will be no later than the end of the Offering.
(b)
The Administrator will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.
(c)
In connection with each Offering made under the Plan, the Administrator may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering; (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering; and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Administrator action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.
(d)
The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be specified by the Administrator prior to commencement of an Offering and will not be less than the lesser of:
(i)
85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or
(ii)
85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.
8.
Participation; Withdrawal; Termination.
(a)
An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Administrator or a third party designated by the Administrator (each, an “Approved Designee”), within the time specified in the Offering, an enrollment form provided by the Company or the Approved Designee. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Administrator or the maximum percentage of the Participant’s Compensation specified by the Administrator. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions (if any) from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under

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ANNEX A

Applicable Law or if specifically provided in the Offering and to the extent permitted by Section 423 of the Code, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through payment by cash, check or wire transfer prior to a Purchase Date.
(b)
During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company or the Approved Designee a withdrawal form provided by the Company or the Approved Designee. The Company may impose a deadline before a Purchase Date for a withdrawal. Upon such withdrawal, such Participant’s Purchase Right in the applicable Purchase Period of that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.
(c)
Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 6(a) or the other limitations set forth in this Plan, a Participant’s Contributions may be suspended by the Administrator at any time during an Offering. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of shares of Company Stock by reason of Section 423(b)(8) of the Code, Section 6(a) or the other limitations set forth in this Plan shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.
(d)
Unless otherwise required by Applicable Law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period permitted by Applicable Law and specified in the Offering) or (ii) is otherwise no longer eligible to participate. The Company or the Approved Designee will distribute as soon as practicable to such individual all of his or her accumulated but unused Contributions.
(e)
Unless otherwise determined by the Administrator, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Designated Company or between Designated Companies will not be treated as having terminated employment for purposes of participating in the Plan or an Offering. Subject to applicable requirements under Section 423 of the Code, the Administrator may establish different and additional rules governing transfers and rehires.
(f)
During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2), a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.
(g)
In order to facilitate participation in the Plan, the Administrator may provide for such special terms applicable to Participants who are citizens or residents of a foreign jurisdiction, or who are employed by a Designated Company outside of the United States, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such special terms may not be more favorable than the terms of rights granted under the Plan to Eligible Employees who are residents of the United States. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose. No such special terms, supplements, amendments or restatements shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.
(h)
During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant except by will, the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.
(i)
Unless otherwise specified in the Offering or as required by Applicable Law, the Company will have no obligation to pay interest on Contributions.

Annual Meeting Proxy Statement 2026 A-7

ANNEX A

9.
Exercise of Purchase Rights.
(a)
On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. As soon as administratively practicable after a Purchase Date, the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights will be recorded in the books of the Company (or its transfer agent). No fractional shares may be issued unless specifically permitted in the Offering.
(b)
Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock on a Purchase Date other than the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of shares of Common Stock under the next Purchase Period of that Offering, unless such Participant withdraws from or is not eligible to participate in such next Purchase Period, in which case such amount will promptly be distributed to such Participant without interest (unless the payment of interest is otherwise required by Applicable Law). If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock on the final Purchase Date of an Offering is at least equal to the amount required to purchase one (1) whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless otherwise required by Applicable Law).
(c)
No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the Plan. If, on a Purchase Date, the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and, subject to Section 423 of the Code, the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date of an Offering, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights under that Offering will be exercised and all accumulated but unused Contributions with respect to that Offering will be distributed to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).
10.
Designation of Beneficiary.
(a)
The Administrator may, but is not obligated to, permit a Participant to file a written designation of a beneficiary who will receive any shares of Common Stock and/or refunded Contributions (e.g., in cash) from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Administrator may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form (including, in the Administrator’s discretion, in an electronic form) approved by the Administrator. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary shall not be effective without the prior written consent of the Participant’s spouse.
(b)
If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions, without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse or if no spouse is known to the Company, then to the estate of the Participants.
11.
Adjustments upon Changes in Common Stock; Corporate Transactions.
(a)
In the event of a Capitalization Adjustment, the Administrator will appropriately and proportionately adjust (i) the maximum number of securities subject to the Plan pursuant to Section 4(a), (ii) the classes and number of securities

A-8 Annual Meeting Proxy Statement 2026

ANNEX A

subject to, and the purchase price applicable to, outstanding Offerings and Purchase Rights, and (iii) the classes and number of securities that are the subject of the purchase limits under each ongoing Offering.
(b)
In the event of any of the transactions or events described in Section 11(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Corporate Transaction), or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
(i)
To provide for either (A) termination of any outstanding Purchase Right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such Purchase Right had such right been currently exercisable or (B) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;
(ii)
To provide that the outstanding Purchase Rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(iii)
To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;
(iv)
To provide that Participants’ accumulated Contributions may be used to purchase shares of Common Stock prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering(s) shall be terminated; and
(v)
To provide that all outstanding Purchase Rights shall terminate without being exercised.
(c)
In the event of a Corporate Transaction, then (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock (rounded down to the nearest whole share) within ten business days (or such other period specified by the Administrator) prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase. If Purchase Rights are assumed, continued or substituted for, the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) shall determine whether it is intended that the replacement for Purchase Rights under the Plan will satisfy the requirements under Section 423 of the Code.
(d)
The Administrator will make all adjustments pursuant to this Section 11 in accordance with Section 423 of the Code unless it determines to cease compliance with Section 423 of the Code, and its determination(s) and adjustments will be final, binding and conclusive.
(e)
Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to outstanding Purchase Rights under the Plan or the purchase price with respect to any outstanding rights.

Annual Meeting Proxy Statement 2026 A-9

ANNEX A

12.
Amendment, Termination or Suspension of the Plan.
(a)
The Committee may amend, modify or revise the Plan at any time in any respect the Committee deems necessary or advisable. However, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by Applicable Law and has not already been provided consistent therewith.
(b)
The Committee may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated. The balance in each Participant’s account will be refunded as soon as administratively practicable after the termination of the Plan (without any interest thereon).
(c)
Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted; (ii) as the Committee deems necessary or advisable to facilitate compliance with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including, without limitation, any such regulations or other guidance that may be issued or amended after the date the Plan is adopted; or (iii) as the Committee deems necessary or advisable to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Committee may amend outstanding Purchase Rights without a Participant’s consent if the Committee deems that such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code or with respect to other Applicable Laws. Notwithstanding anything in the Plan or any Offering Document to the contrary, the Committee will be entitled to (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering as the Committee deems necessary or advisable to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code; and (v) establish other limitations or procedures as the Committee determines in its sole discretion to be advisable that are consistent with the Plan. The actions of the Committee pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.
(d)
In the event the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequences including, but not limited to (i) altering the purchase price for any Offering including an Offering underway at the time of the change in purchase price; (ii) shortening any Offering so that the Offering ends on a new Purchase Date, including an Offering underway at the time of the Committee action; and (iii) allocating shares of Common Stock. Such modifications or amendments shall not require stockholder approval or the consent of any Participant and the Committee may, but is not required to, make such modifications or adjustments in compliance with Section 423 of the Code.
13.
Tax Qualification; Tax Withholding.
(a)
Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special, or to avoid unfavorable, tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.
(b)
Each Participant will make arrangements, satisfactory to the Company and any applicable Related Corporation, to enable the Company or the Related Corporation to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, in the Administrator's sole discretion and subject to Applicable Law, such withholding obligation may be satisfied in whole or in part by any combination of the following, as determined by the Administrator, (i) withholding from the Participant’s salary or any other cash payment due to the Participant from the Company or a Related Corporation, (ii) withholding from the proceeds of the sale of shares of Common Stock acquired under the Plan, either through a voluntary sale or a mandatory sale arranged by the Company, (iii) payment by cash, check or wire transfer from

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ANNEX A

the Participant on or prior to a Purchase Date, or (iv) any other method deemed acceptable by the Administrator. The Administrator shall not be required to issue any shares of Common Stock under the Plan until such withholding obligations are satisfied.
(c)
The Plan is exempt from the application of Section 409A of the Code, and any ambiguities herein shall be interpreted to permit the Plan to be so exempt from Section 409A of the Code. Notwithstanding the foregoing, the Company, the Administrator, the Board, the Committee and the members thereof shall have no liability to a Participant or any other person if any terms of the Plan that are intended to be compliant with Section 423 of the Code are not so compliant or for any action taken by the Administrator, Board or Committee with respect thereto.
14.
Miscellaneous Provisions.
(a)
A right granted under the Plan shall not be transferable other than by will or the Applicable Laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except as provided in Section 10, a right under the Plan may not be exercised to any extent except by the Participant. Neither the Company nor the Administrator shall recognize, or be under any duty to recognize, any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.
(b)
All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.
(c)
A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
(d)
All notices or other communications by a Participant to the Administrator under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.
(e)
Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of Contributions, the purchase price, the number of shares of Common Stock purchased and the remaining cash balance, if any.
(f)
To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering in order to be a valid election.
(g)
The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in any Offering will in any way alter the at-will nature of a Participant’s employment or amend a Participant’s employment contract, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation or an Affiliate, or on the part of the Company, a Related Corporation or an Affiliate to continue the employment of a Participant.
(h)
Except to the extent that U.S. federal law applies, the provisions of the Plan will be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules. The titles and headings of the sections and subsections of the Plan are for convenience of reference only and are not intended to affect the meaning or interpretation of the Plan. Wherever used in the Plan, the masculine will be deemed to include the feminine and the neuter and the singular will be deemed to include the plural, unless the context clearly indicates otherwise.
(i)
Any action or litigation arising out of or relating to the Plan or an Offering must be commenced and prosecuted in a Delaware state court or a federal court in the state of Delaware. A Participant (and any beneficiary thereof) is deemed to have consented and submitted to the personal jurisdiction over them of any such federal or state court in respect of any such action or litigation, and also to have consented to service of process upon them with respect to any such action or litigation by registered mail, return receipt requested, and by any other means permitted by rule or law.

Annual Meeting Proxy Statement 2026 A-11

ANNEX A

(j)
If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.
(k)
If any provision of the Plan does not comply with Applicable Law, such provision shall be construed in such a manner as to comply with Applicable Law.
(l)
All Eligible Employees who are granted rights under the Plan will have equal rights and privileges under a particular Offering so that the Plan qualifies as an “employee stock purchase plan” under Section 423 of the Code. Subject to any such special terms, any provision of the Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Committee, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.
(m)
Each Participant shall, if requested by the Company, give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Plan if such disposition or transfer is made (i) within two years from the enrollment date of the Offering in which the shares were purchased or (ii) within one year after the Purchase Date on which such shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.
(n)
To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any designation, subscription agreement, form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering in order to be a valid election.
(o)
The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
(p)
By electing to participate in an Offering, a Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and any agreements hereunder will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and any agreements hereunder will be deemed amended as necessary to conform to Applicable Laws.

A-12 Annual Meeting Proxy Statement 2026

Annual Meeting Proxy Statement 2026

Logo P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Hanmi Financial Corporation Annual Meeting of Stockholders For Stockholders of record as of April 1, 2026 Wednesday, May 27, 2026 10:30 AM, Pacific Time Annual Meeting to be held live via the internet - please visit www.proxydocs.com/HAFC for more details. icon Internet: www.proxypush.com/HAFC Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote icon Phone: 1-866-648-8132 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions icon Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 11:59 PM, Pacific Time, May 26, 2026. This proxy is being solicited on behalf of the Board of Directors The undersigned stockholder(s) of Hanmi Financial Corporation hereby nominates and appoints Vivian Kim, the attorney, agent, and proxy of the undersigned, with full power of substitution and revocation, and authorizes her to vote all the shares of capital stock of Hanmi Financial Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorney to vote in her discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxy is authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxy cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Logo Hanmi Financial Corporation Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL YOUR VOTE 1. Election of Directors 1.01 John J. Ahn 1.02 Christine P. Ball 1.03 Christie K. Chu 1.04 Harry H. Chung 1.05 Bonita I. Lee 1.06 Gloria J. Lee 1.07 James A. Marasco 1.08 Daniel J. Medici 1.09 David L. Rosenblum 1.10 Thomas J. Williams 1.11 Gideon Yu FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 2. To provide a non-binding advisory vote to approve the compensation of our Named Executive Officers ("Say-on-Pay" vote). 3. To approve the Hanmi Financial Corporation 2026 Employee Stock Purchase Plan (the "ESPP"). 4. To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. NOTE: To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof. Management at present knows of no other business to be presented by or on behalf of Hanmi Financial Corporation or its Board of Directors at the Annual Meeting. To attend the meeting online, you must register at www.proxydocs.com/HAFC Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR Signature (and Title if applicable) Date Signature (if held jointly) Date